                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement

                              ALLIANCE TOWERS, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

Common Stock, $.001 par value per share
Series A Convertible Preferred Stock, $0.01 par value per share
Series B Convertible Preferred Stock, $0.01 par value per share

(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5)         Total fee paid

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                              ALLIANCE TOWERS, INC.
                     2550 EAST TRINITY MILLS ROAD, SUITE 122
                             CARROLLTON, TEXAS 75006

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To All Stockholders of Alliance Towers, Inc.:

            The  purpose of this letter is to inform you that  Alliance  Towers,
Inc., a Florida corporation ("Alliance"),  intends to reincorporate in the State of Delaware by a merger of Alliance with and into its  wholly-owned  subsidiary,
Enclaves Group, Inc., a Delaware corporation ("Enclaves"), which will result in:

     o    a change of  domicile  of  Alliance  from the State of  Florida to the
          State of Delaware,  which means that the surviving corporation will be governed by the laws of the State of Delaware;

     o    the change of Alliance's duly  registered name from "Alliance  Towers,
          Inc." to "Enclaves Group, Inc.";

     o    your right to receive  .000068773797  of one share of common  stock of
          Enclaves for each share of common stock, $.001 par value per share, of
          Alliance  owned  by  you as of May  __,  2005,  the  record  date  for receiving this Information Statement (the "Record Date");

     o    your  right to  receive  one share of Series A  Convertible  Preferred
          Stock of  Enclaves,  $.001  par value per  share,  for each   share of
          Series B Convertible  Preferred  Stock,  $.001 par value per share, of
          Alliance owned by you as of the Record Date;

     o    your  right to  receive  one share of Series B  Convertible  Preferred
          Stock of  Enclaves,  $.001  par value per  share,  for each   share of
          Series A Convertible  Preferred  Stock,  $.001 par value per share, of
          Alliance owned by you as of the Record Date;

     o    Enclaves'  certificate of  incorporation  becoming the  certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be decreased from  5,000,000,000 shares of common stock, $.001 par value per share, as authorized under
          Alliance's  articles of incorporation,  to 90,000,000 shares of common stock,  $.001 par value per share, and the authorized number of shares of preferred  stock remaining  10,000,000,  $.001 par value per share;
          and

     o    Enclaves' by-laws becoming the by-laws of the surviving corporation.

            The holders of  approximately  85% of Alliance's  voting rights have executed a written consent in favor of the actions described above and which are described in the  accompanying  Information  Statement in greater  detail.  This consent satisfies the stockholder  approval requirement for the proposed actions and allows Alliance to take the proposed actions on or about May __, 2005.

            WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE  REQUESTED NOT TO SEND
US A PROXY.  Because  the  written  consent  of the  holders  of a  majority  of
Alliance's voting rights satisfies any applicable stockholder voting requirement under the  Florida  Business  Corporation  Act,  hereinafter  referred to as the
Florida  Business  Corporation  Act,  or the FBCA,  and  Alliance's  articles of incorporation  and  by-laws,  we are  not  asking  for a  proxy  and you are not requested to send us one.

            YOU HAVE THE RIGHT TO EXERCISE  DISSENTERS'  RIGHTS  UNDER  SECTIONS
607.1301-1333  OF THE  FLORIDA  BUSINESS  CORPORATION  ACT AND  OBTAIN THE "FAIR
VALUE" OF YOUR SHARES OF ALLIANCE TOWERS, INC. COMMON STOCK AND PREFERRED STOCK,
PROVIDED  THAT YOU  COMPLY  WITH THE  CONDITIONS  ESTABLISHED  UNDER  APPLICABLE
FLORIDA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION
TITLED  "RIGHTS OF  DISSENTING  STOCKHOLDERS"  IN THE  ACCOMPANYING  INFORMATION
STATEMENT AND EXHIBIT 4, WHICH RECITES ALL APPLICABLE STATUTORY PROVISIONS.

            The accompanying Information Statement is for informational purposes only and explains  Alliance's  corporate name change,  recapitalization  and the terms of its reincorporation. Please read the accompanying Information Statement carefully.

May ___, 2005

                                            By Order of the Board of Directors

                                            By: /s/ Emilia Nuccio
                                                -----------------------------
                                                 Name: Emilia Nuccio
                                                 Title: Assistant Secretary

                              ALLIANCE TOWERS, INC.
                     2550 EAST TRINITY MILLS ROAD, SUITE 122
                             CARROLLTON, TEXAS 75006

                              INFORMATION STATEMENT

                                 May [___], 2005

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

            This  Information  Statement  is being mailed on or about May [___],
2005  to the  stockholders  of  record  of  Alliance  Towers,  Inc.,  a  Florida corporation  ("Alliance"),  at the  close of  business  on May  [__],  2005 (the
"Record  Date").   This   Information   Statement  is  being  sent  to  you  for
informational purposes only. No action is requested or required on your part.

            This  Information  Statement is being furnished to inform you of the adoption of a written consent by the holders of approximately  85% of Alliance's voting rights to reincorporate Alliance in the State of Delaware by a merger of
Alliance with and into its  wholly-owned  subsidiary,  Enclaves  Group,  Inc., a
Delaware corporation ("Enclaves"), which will result in:

     o    a change of  domicile  of  Alliance  from the State of  Florida to the
          State of Delaware,  which means that the surviving corporation will be governed by the laws of the State of Delaware;

     o    the change of Alliance's duly  registered name from "Alliance  Towers,
          Inc." to "Enclaves Group, Inc.";

     o    your right to receive  .000068773797  of one share of common  stock of
          Enclaves.  $.001 par value per share  ("Enclaves  Common Stock"),  for each share of common  stock,  $.001 par value per share,  of  Alliance
          ("Alliance Common Stock") owned by you as of the Record Date;

     o    your  right to  receive  one share of Series A  Convertible  Preferred
          Stock of  Enclaves,  $.001 par value  per  share  ("Enclaves  Series A
          Preferred  Stock"),  for each share of Series B Convertible  Preferred
          Stock,  $.001 par value per share,  of  Alliance  ("Alliance  Series B
          Preferred Stock") owned by you as of the Record Date;

     o    your  right to  receive  one share of Series B  Convertible  Preferred
          Stock of  Enclaves,  $.001 par value  per  share  ("Enclaves  Series B
          Preferred  Stock"),  for each share of Series A Convertible  Preferred
          Stock,  $.001 par value per share,  of  Alliance  ("Alliance  Series A
          Preferred Stock") owned by you as of the Record Date;

                                       1

     o    Enclaves'  certificate of  incorporation  becoming the  certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be decreased from  5,000,000,000 shares of common stock, $.001 par value per share, as authorized under
          Alliance's  articles of incorporation,  to 90,000,000 shares of common stock,  $.001 par value per share, and the authorized number of shares of preferred stock remaining  10,000,000  shares,  $.001 par value per share; and

     o    Enclaves' by-laws becoming the by-laws of the surviving corporation.

            The  affirmative  written  consent of the  holders of a majority  of
Alliance's  voting  rights is required to approve each of the actions  described above in the  absence  of a  stockholders' meeting.  The  requisite  stockholder approval of each of the actions described above was obtained by the execution of written consents in favor of these actions by the holders of  approximately  85%
of Alliance's  voting rights,  allowing Alliance to take the proposed actions on or about May [__], 2005.

            YOU HAVE THE RIGHT TO EXERCISE  DISSENTERS'  RIGHTS  UNDER  SECTIONS
607.1301-1333  OF THE FLORIDA  BUSINESS  CORPORATION  ACT,  AND OBTAIN THE "FAIR
VALUE" OF YOUR SHARES OF ALLIANCE  COMMON STOCK AND  PREFERRED  STOCK,  PROVIDED
THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE FLORIDA LAW.

            FOR A DISCUSSION  REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION
TITLED "RIGHTS OF DISSENTING  STOCKHOLDERS" AND EXHIBIT 4 HERETO,  WHICH RECITES
ALL APPLICABLE STATUTORY PROVISIONS.

            This  Information  Statement  is first being  mailed on or about May
[___],  2005.  This  Information  Statement  constitutes  notice  to  Alliance's stockholders  of action taken by  stockholders  without a meeting as required by
Section 607.0704 of the Florida Business Corporation Act.

            The expenses of mailing this Information  Statement will be borne by
Alliance,  including  expenses in connection with the preparation and mailing of this  Information  Statement and all documents  that now accompany or may in the future supplement it. Alliance  contemplates that brokerage houses,  custodians, nominees,  and  fiduciaries  will  forward  this  Information  Statement  to the beneficial owners of Alliance Common Stock held of record by these persons and
Alliance will  reimburse  them for their  reasonable  expenses  incurred in this process.

            Only one  Information  Statement  is  being  delivered  to  multiple stockholders  sharing an address unless Alliance receives contrary  instructions from  one or  more of the  stockholders.  Alliance  will  undertake  to  deliver promptly  upon  written  or oral  request  a  separate  copy of the  Information
Statement  to a  stockholder  at a shared  address to which a single copy of the
Information  Statement was delivered.  You may make a written or oral request by sending a written notification to Alliance's principal executive offices stating your name,  your shared address and the address to which Alliance  should direct the  additional  copy of the  Information  Statement  or by  calling  Alliance's principal  executive offices. If multiple  stockholders  sharing an address have received one copy of this  Information  Statement  and would prefer  Alliance to

                                       2

mail  each  stockholder  a  separate  copy of  future  mailings,  you  may  send notification to or call Alliance's principal executive offices. Additionally, if current  stockholders  with a shared address  received  multiple  copies of this
Information  Statement  and  would  prefer  Alliance  to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to Alliance's principal executive offices.

                          CHANGE IN CONTROL TRANSACTION

            On April 27, 2005,  Alliance entered into a Stock Purchase Agreement and Share  Exchange  with  Enclaves  pursuant  to which the  holders of Enclaves
Common Stock  exchanged such common stock for an aggregate of (i)  2,818,936,770 shares of Alliance  Common Stock and (ii) 6,000,000  shares of Alliance Series A
Preferred Stock, which Alliance Series A Preferred Stock is convertible,  at the option of the holder,  into  38,621,264,600  shares of Alliance Common Stock. In
addition,   pursuant  to  the  Stock  Purchase  Agreement  and  Share  Exchange,
immediately  following the closing,  the holders of Enclave's Series A Preferred
Stock  exchanged such preferred  stock for an equal number of shares of Alliance
Series  B  Preferred  Stock,  resulting  in  Enclaves  becoming  a  wholly-owned subsidiary of Alliance,  and Enclaves' former stockholders owning  approximately
98% of  Alliance's  capital  stock,  as  calculated  on a  fully  diluted  basis
(together,  the  "Change in  Control  Transaction").  This  summary of the Stock
Purchase  and Share  Exchange is  qualified  in its entirety by reference to the actual agreement,  a copy of which was filed as an exhibit to Alliance's Current
Report on Form 8-K,  filed with the  Securities  and Exchange  Commission on May
2, 2005.

                                VOTING SECURITIES

            As of May [_],  2005,  there were (i)  5,000,000  shares of Alliance
Common Stock outstanding and entitled to vote, (ii) 6,000,000 shares of Alliance
Series A Preferred  Stock  outstanding  and entitled to vote and (iii) 1,000,000 shares of Alliance  Series B Preferred  Stock  outstanding and entitled to vote.
Each share of  Alliance  Common  Stock is  entitled  to one vote,  each share of
Alliance Series A Preferred Stock is entitled to  approximately  6,437 votes and each share of  Alliance  Series B Preferred  Stock is entitled to  approximately
130,864 votes,  although no vote or other action by Alliance's  stockholders  is required in connection with this Information Statement.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

            The following table sets forth information  concerning the ownership of Alliance Common Stock,  Alliance Series A Preferred Stock and Alliance Series
B Preferred Stock, as of May __, 2005 by (i) each director,  (ii) each executive officer,  (iii) all directors  and  executive  officers as a group and (iv) each person  known to be the  beneficial  owner of more  than  five  percent  (5%) of
Alliance  Common Stock,  Alliance Series A Preferred Stock and Alliance Series B
Preferred Stock.

            The information  regarding  beneficial  ownership of Alliance Common
Stock,  Alliance  Series A Preferred Stock and Alliance Series B Preferred Stock
has been  presented in accordance  with the rules of the Securities and Exchange
Commission.  Under these rules, a person may be deemed to  beneficially  own any shares of capital stock as to which such person, directly or indirectly,  has or shares voting power or investment  power,  and to beneficially own any shares of
Alliance's capital stock as to which such person has the right to acquire voting

                                       3

or  investment  power within 60 days through the exercise of any stock option or other right.  The  percentage of  beneficial  ownership as to any person as of a particular  date  is  calculated  by  dividing  (a)  (i) the  number  of  shares beneficially  owned by such  person  plus (ii) the  number of shares as to which such person has the right to acquire  voting or investment  power within 60 days by (b) the total number of shares  outstanding as of such date,  plus any shares that such person has the right to acquire within 60 days. Including those shares in the  tables  does  not,  however,  constitute  an  admission  that the  named stockholder  is a direct or indirect  beneficial  owner of those shares.  Unless otherwise  indicated,  each person or entity  named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

                                                                       Series A Convertible       Series B Convertible
Name and Address of                        Common Stock                  Preferred Stock            Preferred Stock
Beneficial Owner                         Beneficially Owned             Beneficially Owned         Beneficially Owned
-----------------------------      ------------------------------     -----------------------    ----------------------
                                   Shares              Percentage     Shares       Percentage    Shares       Percentage

Daniel G. Hayes
Alliance Towers, Inc.
2550 East Trinity Mills Road
Suite 122                            --                    --           --            --           --             --
Carrollton, Texas 75006

Mark D. MacFarlane
Alliance Towers, Inc.
2550 East Trinity Mills Road         --                    --           --            --           --             --
Suite 122
Carrollton, Texas 75006

Emilia Nuccio
Alliance Towers, Inc.
2550 East Trinity Mills Road         --                    --           --            --           --             --
Suite 122
Carrollton, Texas 75006

Robert M. Kohn
Alliance Towers, Inc.
2550 East Trinity Mills Road
Suite 122                            --                    --           --            --           --             --
Carrollton, Texas 75006

Robert A. MacFarlane
Alliance Towers, Inc.
2550 East Trinity Mills Road
Suite 122                            --                    --           --            --           --             --
Carrollton, Texas 75006

Marlin Wiggins
Alliance Towers, Inc.
2550 East Trinity Mills Road
Suite 122                            --                    --           --            --           --             --
Carrollton, Texas 75006

Officers and Directors as a group    --                    --           --            --           --             --
(6 persons)

Homes For America Holdings, Inc.   148,225,057,111(1)     98.55%      6,000,000       100%         816,000       81.6%
One Odell Plaza
Yonkers, New York 10701

Cornell Capital Partners, L.P.      24,078,938,059(2)     82.81%         --            --          184,000       18.4%
101 Hudson Street
Suite 3700
Jersey City, NJ 07302

     1.   The  Alliance  Common  Stock  beneficially  owned by Homes For America
          Holdings,   Inc.  ("HFAH")  represents  (i)  2,818,936,770  shares  of
          Alliance  Common Stock  currently  held by HFAH , (ii)  38,621,264,600 shares of Alliance Common Stock issuable

                                       4

          upon conversion of the 6,000,000 shares of Alliance Series A Preferred
          Stock  currently  held by HFAH and  (iii)  106,784,855,741  shares  of
          Alliance  Common Stock issuable upon  conversion of the 816,000 shares of Alliance Series B Preferred Stock currently held by HFAH.

     2.   The  Alliance  Common  Stock  beneficially  owned by  Cornell  Capital
          Partners,   L.P.  ("Cornell")  represents   24,078,938,059  shares  of
          Alliance  Common Stock issuable upon  conversion of the 184,000 shares of Alliance Series B Preferred Stock currently held by Cornell.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

DIRECTORS AND EXECUTIVE OFFICERS

            Our directors and executive officers are as follows:

               Name                  Age               Position

            Daniel G. Hayes          47   President, Chief Executive Officer and Director
            Mark D. MacFarlane       39   Vice President and Chief Operating Officer
            Emilia Nuccio            49   Assistant Secretary
            Robert M. Kohn           53   Director
            Robert A. MacFarlane     60   Director
            Marlin K. Wiggins        51   Director

            The  business  experience  of  each  of  Alliance's   directors  and
executive officers is as follows:

            DANIEL G. HAYES has served as president, chief executive officer and as a director of Enclaves  since its  incorporation  in November 2004 and became the president,  chief executive officer and a director of Alliance following its acquisition  of  Enclaves on April 27,  2005.  Since  1990,  Mr.  Hayes has been engaged in the  private  practice  of law,  focusing  on  corporate  governance, commercial real estate  and secured  finance.  Before 1990, Mr. Hayes served as general  counsel and corporate  officer of The Rojac Group,  Inc., a real estate development company in Rockville, Maryland, and before that of ETICAM Management
Company, an environmental management firm in Alexandria, Virginia. Mr. Hayes has also served as special  counsel to Homes For America  Holdings,  Inc.  since its formation  and as a member of its  board of  directors  since  1998.  Mr.  Hayes received his J.D.  from Cornell  University  in 1982 and is licensed to practice law in the State of Illinois,  the District of Columbia, and the Commonwealth of
Virginia.

            MARK D.  MACFARLANE has served as vice president and chief operating officer of Enclaves  since its  incorporation  in November  2004 and became vice president and chief operating  officer of Alliance  following its acquisition of
Enclaves on April 27, 2005. In addition, since 1997 Mr. MacFarlane has served as the director of  multifamily  development  of Homes For America  Holdings,  Inc.
While at Homes For America  Holdings,  Inc., Mr. MacFarlane was also the project developer  and head of the  business  development  plan that became the original business  plan for  Enclaves  before its  original  capitalization  by Homes For
America Holdings, Inc.

            EMILIA  NUCCIO has served as assistant  secretary of Enclaves  since its incorporation in November,  2004 and became assistant  secretary of Alliance following its  acquisition  of Enclaves on April 27, 2005.  In 2001,  Ms. Nuccio
founded  Girasole   International  to  provide  consulting  services  in  media, marketing and education to a wide range of organizations. From 1998 to 2001, Ms.
Nuccio served first as executive  director of international  and general manager of Latin America and then as president of international sales for The itsy bitsy

                                       5

Entertainment  Company.  Prior to joining The itsy bitsy Entertainment  Company,
Ms. Nuccio was vice president,  Latin American sales for BBC Worldwide Americas, the commercial arm of the British  Broadcasting  Corporation  (the "BBC") in the
Americas.  Prior to  joining  the BBC,  Ms.  Nuccio  was  director  of sales for
Protele,  the  international  distribution  arm  of  the  Mexican  media  giant,
Televisa.   Prior  to  working  at  Televisa,  Ms.  Nuccio  spent  14  years  at
Westinghouse Broadcasting Corporation, now CBS.

            ROBERT  M. KOHN has  served  as a  director  of  Enclaves  since its incorporation  in November 2004 and became a director of Alliance  following its acquisition  of Enclaves on April 27, 2005.  In addition,  Mr. Kohn has been the president of Homes For America  Holdings,  Inc. since 2004, its chief  operating officer and a director  since 1998 and the  president  of Homes For America Real
Estate  Services  since 1999.  From 1996 to present,  Mr. Kohn has also been the president of International  Business Realty &  Consultants,  LLC ("IBRC"), a
consulting company and one of Homes For America Holdings,  Inc.'s  stockholders.
Mr. Kohn performs consulting  services related to the purchase,  acquisition and management of Homes For America  Holdings,  Inc.'s properties on behalf of IBRC.
From 1979 to 1996,  Mr. Kohn was the president of real estate  companies  Alfred
Kohn  Realty  Corporation  and  Schuyler  Realty.  In 1986,  Mr. Kohn became the managing  partner  of Kohn  Belson  Associates,  managing  in  excess  of 22,000 apartments. Mr. Kohn has orchestrated the financing and acquisition of thousands of  multi-family  housing  units,  converted in excess of $100 million of rental properties and warehouses into  residential  lofts, and managed more than 22,000 apartments in the New York City metropolitan  area. Mr. Kohn graduated from Ohio
University with a B.S. in Economics.

            ROBERT A.  MACFARLANE has served as a director of Enclaves since its incorporation  in November 2004 and became a director of Alliance  following its acquisition  of Enclaves on April 27, 2005.  In  addition,  Mr.  MacFarlane  has served as chairman,  chief executive officer and a director of Homes For America
Holdings,  Inc. since 1996. From 1992 to 1996, Mr. MacFarlane was an independent tax-exempt bond and tax credit consultant at FC Partners,  a real estate company in New  York.  From  1989  to  1991,  Mr.  MacFarlane  was the  senior  property acquisitions officer of the Boutwell Company, a real estate company representing a Rockefeller  Family Trust,  and receiving all of its funds from that trust. In this capacity, Mr. MacFarlane was responsible for the acquisition of residential and  commercial  properties.  Mr.  MacFarlane was directly  responsible  for the closing of more than $500  million  worth of real estate  transactions  in Texas alone,  two of which were  turnaround,  value-added  acquisitions  totaling $300 million.

            MARLIN  WIGGINS has served as a director  of  Alliance  since May 2,
2005.  Mr.  Wiggins  is  a  certified   public   accountant  who  provides  tax,
bookkeeping,  audit and consulting services to small and medium size businesses, as well as not-for-profit  entities. Mr. Wiggins was previously a senior auditor for Watson,  Rice and Company, a regional  accounting firm, where he specialized in auditing  not-for-profit  entities.  Mr.  Wiggins  also worked as an internal auditor for Citibank  and was the  controller  for  Eastmond  and Sons,  Inc., a boiler repair company. Mr. Wiggins currently serves on numerous community boards in the City of Yonkers,  New York,  including the Nepperhan  Valley  Development
Corporation,  the nValley Technology  Center, the Yonkers  Empowerment Zone, the
Academy of Finance at Lincoln High School,  the  Phillipsburgh  Performing  Arts
Center and the Strategic Business Alliance of Yonkers.

            Robert A. MacFarlane is both Mark D. MacFarlane's  father and Emilia
Nuccio's husband.

                             THE BOARD OF DIRECTORS

            The board of  directors  of  Alliance  did not meet  during the year ended December 31, 2004. From time to time,  however,  the members of Alliance's board of directors acted by unanimous  written  consent  pursuant to the laws of the State of Florida.  During the year ended December 31, 2004, Alliance did not

                                       6

have a standing  audit,  compensation  or  nominating  committee of the board of directors, or other committees performing similar functions. Furthermore, during this  period,  Alliance's  board of  directors  had no policy with regard to the consideration of director candidates recommended by security holders.

            Immediately following the Change of Control Transaction on April 27,
2005, however, Alliance's new management and board of directors formed an audit, compensation and nominating committee,  each comprised solely of Marlin Wiggins.
Mr.  Wiggins  satisfies  the  definition  of  independence  as set forth in Rule
4200(a)(15) of the National  Association of Security  Dealers' listing standards and all applicable Securities and Exchange Commission regulations.  In addition,
Mr. Wiggins is an audit  committee  financial  expert within the meaning of Item
401(e)(2) of Regulation S-B.

            Alliance's board of directors is currently in the process,  with the assistance of Alliance's  counsel,  of adopting written charters for each of its audit,  compensation  and  nominating  committees  and  establishing  a process, specifically  for its  nominating  committee,  to consider  director  candidates recommended by security  holders.  Alliance's  board of directors is also in the process of  establishing  a policy with regard to board  members'  attendance at
annual  meetings.   During  the  year  ended  December  31,  2004,  under  prior management, Alliance failed to hold an annual meeting.

            Alliance  currently has no  compensation  arrangements in effect for its directors.

                    STOCKHOLDER COMMUNICATIONS WITH THE BOARD

            Stockholders  who  wish  to  do so  may  communicate  directly  with
Alliance's board of directors,  or specified individual directors,  according to the procedures  described  below. In addition,  the audit  committee  intends to establish  procedures for the receipt,  retention and confidential  treatment of complaints  received  by  Alliance  regarding  accounting,  internal  accounting controls or auditing  matters.  In  addition,  Alliance's  board of directors is currently  establishing  procedures for confidential,  anonymous  submissions by employees with respect to such matters.

            Alliance will forward all  communications  from security holders and interested  parties  to the  full  board,  to  non-management  directors,  to an individual  director or to the  chairperson of the board  committee that is most closely  related  to the  subject  matter of the  communication,  except for the following types of communications:

     o    communications that advocate Alliance engage in illegal activity;

     o    communications that, under community  standards,  contain offensive or abusive content;

     o    communications  that  have no  relevance  to  Alliance's  business  or operations; and

     o    mass mailings, solicitations and advertisements.

            Alliance's  assistant  secretary,  with the  assistance  of  outside counsel, will determine when a communication is not to be forwarded.

                                       7

            Alliance's  acceptance  and  forwarding  of  communications  to  the directors  does not imply that the directors owe or assume any fiduciary  duties to persons submitting the communications.

                   Write to the Alliance's Board of Directors

               Board of Directors (or name of individual director)
                              Alliance Towers, Inc.
                     2550 East Trinity Mills Road, Suite 122
                             Carrollton, Texas 75006
                          Attention Assistant Secretary

           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended,
requires   Alliance's   directors  and   executive   officers  and  persons  who
beneficially  own more than ten percent of the  Alliance  Common Stock to report their  ownership of and  transactions in Alliance Common Stock to the Securities and  Exchange  Commission.  Copies  of these  reports  are also  required  to be supplied to Alliance.  Alliance believes, based solely on a review of the copies of such  reports,  that during the year ended  December  31,  2004,  all of such
persons  were  in  compliance  with  all  applicable   Section  16(a)  reporting
requirements.

                             EXECUTIVE COMPENSATION

            The following table provides certain information for the years ended
December 31, 2002, 2003 and 2004 concerning  compensation  awarded to, earned by or paid to  Alliance's  prior  and  current  chief  executive  officer.  None of
Alliance's executive officers received compensation in excess of $100,000 during the year ended December 31, 2004.

                                                     Annual Compensation
                                                     -------------------
                                                                            Other Annual
Name and Principal                                     Salary       Bonus   Compensation
Position(s)                                 Year          $           $         $(1)
-----------                                 ----      ---------    -------  ------------

Robert Sandburg (2)                         2004      120,000(3)     --         --
   Chief Executive Officer                  2003       65,000        --         --
   and President                            2002         --          --         --

Daniel G. Hayes                             2004         --          --         --
   President and Chief                      2003         --          --         --
   Executive Officer                        2002         --          --         --

-----------------------

(1)  Perquisites  and other  personal  benefits,  securities or property did not exceed the lesser of $50,000 or 10% of such executive's salary and bonus.

(2)  Mr. Sandburg  became chief executive  officer and president on February 13,
     2003 and resigned from those positions on April 27, 2005.

                                       8

(3)  Mr. Sandburg's  aggregate salary was $120,000,  of which $5,415 was paid in cash and the balance of which was accrued.

                             STOCKHOLDER RESOLUTION

                              MERGER WITH ENCLAVES

                                     Summary

Transaction...................   Merger  of  Alliance  with and  into  Enclaves,
                                 Alliance's wholly-owned subsidiary.

Purposes......................   To  reincorporate  Alliance  in  the  state  of
                                 Delaware,   to  change   Alliance's  name  from
                                 "Alliance  Towers,  Inc." to  "Enclaves  Group,
                                 Inc."  and  to  revise  the  capitalization  of
                                 Alliance  through  the  exchange  ratios in the
                                 reincorporation merger.

Record Date...................   May __, 2005

Exchange Ratios...............   .000068773797  of one share of Enclaves  Common
                                 Stock will be issued for each share of Alliance
                                 Common  Stock held as of the Record  Date.  One
                                 share of Enclaves Series B Preferred Stock will
                                 be issued for each share of  Alliance  Series A
                                 Preferred Stock held as of the Record Date. One
                                 share of Enclaves Series A Preferred Stock will
                                 be issued for each share of  Alliance  Series B
                                 Preferred Stock held as of the Record Date.

Effective Date................   20 days after the  mailing of this  Information
                                 Statement.

Right to Dissent..............   Any stockholder is entitled to be paid the fair
                                 value  of  his,   her  or  its  shares  if  the
                                 stockholder     timely    dissents    to    the
                                 reincorporation  merger  or any of the  actions
                                 resulting  from  or  in  connection   with  the
                                 reincorporation.

                              QUESTIONS AND ANSWERS

            This Information Statement is first being sent to stockholders on or about May [__],  2005.  The  following  questions  and answers  are  intended to respond to frequently asked questions concerning  Alliance's  reincorporation in the state of Delaware.  These questions do not, and are not intended to, address all of the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:   WHY IS ALLIANCE  REINCORPORATING  IN THE STATE OF DELAWARE AND CHANGING ITS
     NAME AND CAPITAL STRUCTURE?

A:   Alliance believes that  reincorporating  in the State of Delaware will give it more  flexibility  and  simplicity  in various  corporate  transactions.
     Delaware  has adopted a General  Corporation  Law that  includes by statute

                                       9

     many  concepts  created  by  judicial   rulings  in  other   jurisdictions.
     Therefore,  Alliance  believe that Delaware  provides a recognized  body of corporate law that is  consistently  interpreted by Delaware  courts,  thus facilitating corporate governance by Alliance's officers and directors.  As part of the reincorporation, Alliance's name will be changed to that of its subsidiary,  Enclaves  Group,  Inc.  Changing  Alliance's  name to Enclaves
     Group,  Inc.  will allow it to reflect the  changing  nature of  Alliance's business.  Finally,  the  reincorporation  will allow Alliance to alter its capitalization  such that it is more customary to similarly situated public companies and more attractive to prospective investors.

Q:   WHY  IS  ALLIANCE  NOT  HOLDING  A  STOCKHOLDERS' MEETING  TO  APPROVE  THE
     REINCORPORATION?

A:   The board of directors has already approved the reincorporation  merger and has received the written  consent of  stockholders  that hold a majority of
     Alliance's  voting rights without the need to solicit votes.  Under Florida law, this transaction may be approved by the written consent of the holders of a majority of Alliance's voting rights. As Alliance has already received written  consents  representing the requisite number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q:   WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

A:   The reincorporation  will be accomplished by merging Alliance with and into
     Alliance's wholly-owned subsidiary,  Enclaves.  0.000068773797 of one share of Enclaves  Common Stock will be issued for each share of Alliance  Common
     Stock held as of the Record Date. One share of Enclaves  Series B Preferred
     Stock will be issued for each share of Alliance  Series A  Preferred  Stock held as of the Record Date. One share of Enclaves  Series A Preferred Stock will be issued for each share of Alliance  Series B Preferred Stock held as of the Record Date.  As a result of these  exchange  ratios,  following the reincorporation  merger,  the surviving  corporation  will be authorized to issue 90,000,000 shares of common stock,  3,000,000 of which will be issued and outstanding,  and 10,000,000  shares of preferred  stock,  7,000,000 of which will be issued and outstanding.

Q:   WHAT ARE THE DIFFERENCES BETWEEN DELAWARE AND FLORIDA LAW?

A:   There are certain  differences between the laws of the State of Florida and the  State of  Delaware  that  impact  your  rights as a  stockholder.  For information  regarding the  differences  between the corporate  laws of the
     State of Delaware  and the State of  Florida,  please see  "Background  and
     Purpose of  Reincorporation;  Differences  Between the  Corporate  Laws and
     Charter Documents Governing Alliance Towers, Inc. and Enclaves Group, Inc."

Q:   HOW WILL THE REINCORPORATION AFFECT MY OWNERSHIP?

A:   Your ownership interest will not be affected by the reincorporation.

Q:   HOW WILL THE  REINCORPORATION  AFFECT  ALLIANCE'S  OFFICERS,  DIRECTORS AND
     EMPLOYEES?

A:   Alliance's  officers,  directors  and  employees  will become the officers,
     directors  and  employees  of  Enclaves  on  the  effective   date  of  the
     reincorporation.

                                       10

Q:   HOW WILL THE REINCORPORATION AFFECT ALLIANCE'S BUSINESS?

A:   Alliance will continue its business through  Enclaves.  Alliance will cease its corporate  existence in the State of Florida on the  effective  date of the reincorporation.

Q:   WHY IS ALLIANCE DECREASING ITS AUTHORIZED AND OUTSTANDING SHARE CAPITAL?

A.   Alliance  believe that by decreasing its authorized and  outstanding  share capital,  its common stock will become more  attractive to investors and it will reduce the  financial  burden  imposed by applicable  state  franchise taxes.

Q.   WHAT DO I DO WITH MY STOCK CERTIFICATES?

A:   You do not  need to  undertake  any  action  with  respect  to  your  stock
     certificates.   If  you   transfer   your  stock  and  deliver  your  stock
     certificates in connection with such transfer prior to the reincorporation, such delivery will constitute  "good delivery" of shares.  New certificates representing  shares of  Enclaves  will be  issued  to the party  acquiring shares in such a transfer.  New  certificates  will also be issued upon the request of any  stockholder,  subject to normal  requirements  as to proper endorsement,  signature guarantee,  if required,  and payment of applicable taxes.

     IT WILL NOT BE NECESSARY FOR  STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK
     CERTIFICATES FOR CERTIFICATES OF ENCLAVES.

     OUTSTANDING STOCK  CERTIFICATES OF ALLIANCE SHOULD NOT BE DESTROYED OR SENT
     TO ALLIANCE.

Q:   WHAT IF I HAVE LOST MY CERTIFICATE?

A:   If you have lost your  certificate,  you can  contact  Alliance's  transfer agent to have a new certificate  issued. You may be required to post a bond or other  security to  reimburse  Alliance  for any damages or costs if the certificate is later  delivered for sale of transfer.  Alliance's  transfer agent may be reached at:

            Continental Stock Transfer and Trust Company
            17 Battery Place
            New York, NY 10004

Q:   CAN I REQUIRE ALLIANCE TO PURCHASE MY STOCK?

A:   Yes.  Under Florida law you are entitled to appraisal  rights and to obtain payment of the fair value of your stock as a result of the reincorporation.

Q:   WHO WILL PAY THE COSTS OF REINCORPORATION?

A:   Alliance  will  pay  all  of  the  costs  of   reincorporation,   including
     distributing this Information  Statement.  Alliance will also pay brokerage firms and other  custodians  for their  reasonable  expenses for forwarding

                                       11

     information  materials to the beneficial  owners of Alliance  Common Stock.
     Alliance does not anticipate  contracting  for other services in connection with the reincorporation.

Q:   WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A:   Alliance believes that the  reincorporation is not a taxable event and that you will be entitled  to the same basis in the shares of Enclaves  that you had in your Alliance  stock.  Everyone's tax situation is different and you should  consult with your personal tax advisor  regarding the tax effect of the reincorporation.

                    BACKGROUND AND PURPOSE OF REINCORPORATION

INTRODUCTION

            The following  discussion  summarizes  the important  aspects of the reincorporation  in the State of Delaware.  This summary does not include all of the  provisions  of the  certificate  of  incorporation  or by-laws of Enclaves, copies of which are attached as Exhibits 2 and 3 to this Information  Statement.
Copies  of the  articles  of  incorporation  and the  by-laws  of  Alliance  are available for inspection at Alliance's principal offices, and Alliance will send copies to stockholders upon request.

PRINCIPAL REASONS FOR REINCORPORATION IN THE STATE OF DELAWARE

            Alliance believes that the  reincorporation in the State of Delaware will  provide a greater  measure of  flexibility  and  simplicity  in  corporate transactions  and reduce taxes and other costs of doing business.  Alliance also believe  Delaware  provides  a  recognized  body  of  corporate  law  that  will facilitate  corporate  governance by its officers and  directors.  Delaware is a favorable  legal and  regulatory  environment  in which to  operate  and where a substantial  number of Fortune 500  companies  and New York and  American  Stock
Exchange  listed  firms are  incorporated  today.  For many years,  Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy,  has adopted  comprehensive,  modern and flexible corporate laws that are periodically  updated and revised to meet changing business needs. As a result,  many  major  corporations  have  initially  chosen  Delaware  for their domicile  or have  subsequently  reincorporated  in the State of  Delaware  in a
manner  similar  to  that  which  Alliance   proposes.   Because  of  Delaware's
longstanding   policy  of   encouraging   incorporation   in  that  state,   and
consequently,  its  preeminence  as the state of  incorporation  for many  major corporations,  the Delaware  courts have developed a  considerable  expertise in dealing with corporate  issues and a substantial  body of case law has developed construing  Delaware  law and  establishing  public  policies  with  respect  to
Delaware  corporations.  It is  anticipated  that  Delaware  corporate  law will continue  to be  interpreted  and  explained  in a number of  significant  court decisions  that may provide  greater  predictability  with respect to Alliance's corporate  legal  affairs.  Certain  aspects  of  Delaware  corporate  law have, however,  been  criticized  on the  ground  that  they  do not  afford  minority stockholders  the same  substantive  rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders'
rights and the powers of  management  under  Delaware  law and Florida  law, see
"Differences Between the Corporate Laws and Charter Documents Governing Alliance
Towers, Inc. and Enclaves Group, Inc."

                                       12

PRINCIPAL FEATURES OF THE REINCORPORATION

            Upon the receipt by Alliance of any required third party consents to the  reincorporation,  and upon the  filing of an  appropriate  certificate  and articles of merger with the  Secretaries  of State of the States of Delaware and
Florida, respectively, Alliance will be merged with and into Enclaves, resulting in a change in Alliance's state of incorporation from Florida to Delaware, and a change in Alliance's name from "Alliance Towers, Inc." to "Enclaves Group, Inc."
The  surviving  corporation  will  then  be  subject  to  the  Delaware  General
Corporation  Law and the  certificate of  incorporation  and by-laws of Enclaves which will replace  Alliance's  current articles of  incorporation  and by-laws.
These changes may alter the rights of stockholders of Alliance. See "Differences
Between the Corporate Laws and Charter Documents Governing Alliance Towers, Inc.
and Enclaves  Group,  Inc." The text of the  certificate  of  incorporation  and by-laws of  Enclaves  are  attached  hereto as  Exhibits 2 and 3,  respectively.
Alliance  anticipates  that the  reincorporation  will become  effective 20 days
after   the  date  of  this   Information   Statement.   As  a  result   of  the
reincorporation,  Alliance  will cease its  corporate  existence in the State of
Florida.

            Upon completion of the  reincorporation,  each Alliance  stockholder will be entitled to receive 0.000068773797 of one share of Enclaves Common Stock for each share of Alliance Common Stock held as of the Record Date, one share of
Enclaves  Series B Preferred Stock for each share of Alliance Series A Preferred
Stock held as of the Record  Date and one share of  Enclaves  Series A Preferred
Stock for each share of Alliance  Series B Preferred Stock held as of the Record
Date.  As a result  of these  exchange  ratios,  following  the  reincorporation merger, the surviving  corporation will be authorized to issue 90,000,000 shares of  common  stock,  3,000,000  of which  will be  issued  and  outstanding,  and
10,000,000  shares of  preferred  stock,  7,000,000  of which will be issued and outstanding.  Each share of Enclaves  capital stock  currently owned by Alliance will be  canceled  and resume the status of  authorized  and  unissued  Enclaves capital stock.

            The  reincorporation  will not result in any  changes in  Alliance's business,  management,  assets,  liabilities or net worth. Enclaves is currently
Alliance's  wholly-owned subsidiary and, upon completion of the reincorporation, will  succeed by operation of law to all of  Alliance's  businesses,  assets and liabilities. The board of directors and officers of Enclaves will consist of the same  persons  who  comprise  Alliance's  directors  and  officers  prior to the

                                       13

reincorporation.  The surviving  corporation's  daily business  operations  will continue at 2550 East Trinity Mills Road, Suite 122, Carrollton, Texas 75006.

CHANGE IN CAPITALIZATION

            As of  the  close  of  business  on  the  Record  Date,  there  were
5,000,000,000  shares of Alliance  Common  Stock  authorized,  all of which were issued and  outstanding,  and 10,000,000  shares of preferred stock  authorized,
7,000,000  of  which  were  issued  and  outstanding.  Upon  completion  of  the reincorporation  merger,  Enclaves' certificate of incorporation will become the certificate  of  incorporation  of the  surviving  corporation,  under which the authorized number of shares of common stock will be decreased from 5,000,000,000 to  90,000,000  of  which  3,000,000  shares  will be  issued  and  outstanding.
Accordingly,  the board of directors  will have available  87,000,000  shares of
Enclaves Common Stock authorized but unissued.  Holders of Enclaves Common Stock do not have preemptive  rights under Enclaves'  certificate of  incorporation to subscribe for additional securities that may be issued by Enclaves. The issuance of additional  shares of Enclaves  Common Stock may, among other things,  have a dilutive  effect on the earnings per share and on the equity and voting power of existing  holders of Enclaves  Common Stock and may adversely  affect the market price of Enclaves Common Stock.

            Following the  reincorporation  merger,  the surviving  company will continue to have at least  3,000,000  shares of preferred  stock  authorized but
unissued  and  unreserved.   There  are  no  present  plans,  understandings  or
agreements,  and Alliance is not engaged in any  negotiations  that will involve the issuance of preferred stock.  The board of directors  believes it is prudent to have  additional  shares of  preferred  stock  available  for such  corporate purposes  as the board of  directors  may from time to time deem  necessary  and advisable,  including  acquisitions  and the raising of additional  capital (for which there are no present agreements or understandings).

            Issuance of additional  authorized  common stock or preferred  stock may have the effect of:

      o     deterring or thwarting  persons  seeking to take control of Enclaves through a tender offer, proxy fight or otherwise;

      o     prohibiting the removal of incumbent management; or

      o     impeding a corporate transaction such as a merger.

For example,  the  issuance of common stock or preferred  stock could be used to deter or prevent a change of control  through the dilution of stock ownership of persons  seeking to take  control or by  rendering a proposed  transaction  more costly.

            The decrease in the authorized  common stock and preferred stock was recommended by Alliance's  board of directors,  however,  to make the stock more attractive  to investors  and to lessen the  financial  burden  associated  with applicable state franchise taxes.

                                       14

               DIFFERENCES BETWEEN THE CORPORATE LAWS AND CHARTER
       DOCUMENTS GOVERNING ALLIANCE TOWERS, INC. AND ENCLAVES GROUP, INC.

            Alliance is incorporated  under the laws of the State of Florida and
Enclaves  is  incorporated  under  the  laws  of  the  State  of  Delaware.   On
consummation  of the  reincorporation  merger,  Alliance's  stockholders,  whose rights  currently  are  governed  by  Florida  law and  Alliance's  articles  of incorporation  and  by-laws,  will become  stockholders  of a Delaware  company,
Enclaves,  and their rights as stockholders will become governed by Delaware law and Enclaves' certificate of incorporation and by-laws.

            Although the corporate statutes of Florida and Delaware are similar, certain  differences  exist.  The most significant  differences  and/or material provisions,  in the judgment of the management of Alliance are summarized below.
Stockholders  should  refer  to the  Delaware  General  Corporation  Law and the
Florida Business  Corporation Act to understand how these laws apply to Alliance and to Enclaves.

            CLASSIFIED  BOARD OF  DIRECTORS.  Delaware  law permits any Delaware corporation  to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified  board,  one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years  (depending upon the number of classes into which directors are classified) or until their successors are elected and take office.  Florida law also permits  corporations to classify boards of directors  provided  that the term of one class of  directors  expires annually,  and a class of directors is elected at each annual meeting.  Alliance does  not  have  a  classified  board,  and it is not  currently  expected  that
Enclaves' board of directors will be classified in the near future.

            REMOVAL  OF  DIRECTORS.  Under  Florida  law,  any one or all of the
directors of a corporation may be removed. If cumulative voting is authorized, a director  may not be  removed  if the  number of votes  sufficient  to elect the director  under  cumulative  voting is voted against his removal.  If cumulative voting is not authorized,  a director may be removed only if the number of votes for removal  exceeds the number of votes against  removal.  Florida law does not distinguish  between removal of directors with or without cause.  Under Delaware law any  director  may be removed,  with or without  cause,  by the holders of a majority of the shares then entitled to vote at an election of directors, unless the certificate of incorporation otherwise provides, in the case of a coporation whose board is classified,  shareholders may effect such removal only for cause;
or in the case of a  corporation  having  cumulative  voting,  if less  than the entire board is to be removed,  no director may be removed  without cause if the votes cast against such  director's  removal  would be  sufficient to elect such director  if then  cumulatively  voted at an  election  of the  entire  board of directors, or, if there are classes of directors, at an election of the class of directors of which such director is a part.

            SPECIAL  MEETINGS OF  STOCKHOLDERS.  Delaware  law  permits  special meetings of  stockholders to be called by the board of directors or by any other person  authorized  in the  certificate  of  incorporation  or by-laws to call a
special   stockholder   meeting.   Florida  law  permits  special   meetings  of
stockholders  to be called by the board of directors or by people  authorized in the articles of incorporation or bylaws or 10% or greater  stockholders,  unless the articles of incorporation  require a greater percentage,  not to exceed 50%.
Alliance's  by-laws provide that special  meetings of stockholders may be called by the  president,  the  chairman  of the  board of  directors,  or the board of directors  itself.  Alliance's  by-laws  also  provide  that  the  president  or secretary shall call a special meeting at the written request of the majority of the board of directors or stockholders owning 10% or more of all shares entitled to vote. The by-laws of Enclaves provide that the chief executive  officer,  the

                                       15

board of  directors,  the  chairman of the board of  directors  or  stockholders owning 10% or more of all shares  entitled to vote may call a special meeting of stockholders.

            Delaware law also provides  that if a  corporation  fails to hold an annual  meeting for the election of directors or there is no written  consent to elect  directors in lieu of an annual meeting taken,  in both cases for a period of 30 days after the date  designated  for the  annual  meeting,  a director  or stockholder of the  corporation  may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

            CUMULATIVE   VOTING.   Cumulative  voting  for  directors   entitles
stockholders  to cast a number  of votes  that is equal to the  number of voting shares held  multiplied  by the number of directors to be elected.  Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority  stockholder  or group of  stockholders  to elect at least one representative  to the board of  directors  where  such  stockholders  would not otherwise be able to elect any directors.

            Florida law permits  cumulative  voting in the election of directors as long as the  articles  of  incorporation  provide for  cumulative  voting and certain  procedures  for the  exercise  of  cumulative  voting are  followed.  A
Delaware  corporation  may provide for  cumulative  voting in the  corporation's certificate of incorporation.  Neither Alliance's  articles of incorporation nor
Enclaves'  certificate of  incorporation  provide for  cumulative  voting in the election of directors.

            ADVANCE NOTICE REQUIREMENTS FOR NOMINATION OF DIRECTORS AND PROPOSAL
OF NEW BUSINESS AT ANNUAL  STOCKHOLDER  MEETINGS.  Enclaves'  by-laws  generally provide  that any  stockholder  desiring to make a proposal  for new business or nomination  for the election of directors at a  stockholder  meeting must submit written  notice not less than one hundred  twenty (120) calendar days in advance of  the  date  specified  in  the  corporation's  proxy  statement  released  to
stockholders   in  connection   with  the  previous  year's  annual  meeting  of
stockholders;  provided,  however,  that in the event that no annual meeting was held in the previous year or the date of the annual  meeting has been changed by more  than  thirty  (30)  days  from  the date  contemplated  at the time of the previous year's proxy statement,  notice by the stockholder to be timely must be so  received a  reasonable  time  before the  solicitation  is made.  Similarly, adequate  advance notice of stockholder  proposals will give  management time to study such proposals and to determine  whether to recommend to the  stockholders that such proposals be adopted. In certain instances, such provisions could make it more  difficult to oppose  management's  nominees or  proposals,  even if the stockholders believe such nominees or proposals are in their interests.  Neither the Florida Business Corporation Act nor Alliance's articles of incorporation or bylaws provide for comparable stockholder proposal rights.

            NUMBER OF DIRECTORS ON THE BOARD OF DIRECTORS. Delaware law requires that the board of directors of a corporation  consist of one or more members and that the number of directors shall be set by the corporation's  by-laws,  unless it is set by the corporation's  certificate of incorporation.  Enclaves' by-laws provide  that the number of  directors  shall  consist of such  number as may be

                                       16

determined  from time to time by  resolutions  adopted by a vote of the board of directors but shall not be less than three.

            Florida law provides that a board of directors must consist of one or more  individuals,  with the number specified in or fixed in accordance with the articles of incorporation or bylaws.  Alliance's  bylaws provide that the number of directors of the corporation shall not be less than one.

            VACANCIES. Under Delaware law, subject to the rights, if any, of any series of preferred  stock to elect directors and to fill vacancies on the board of  directors,  vacancies  on  the  board  of  directors  may be  filled  by the affirmative vote of a majority of the remaining  directors then in office,  even if less than a quorum.  Any  director  so  appointed  will hold  office  for the remainder  of the full  term of the  class of  directors  in which  the  vacancy occurred.  Similarly,  Florida law provides  that  vacancies  may be filled by a majority  of  the  remaining  directors,  though  less  than  a  quorum,  or  by stockholders unless the articles of incorporation provide otherwise.

            Alliance's  by-laws  specify  that  vacancies   resulting  from  any
increase in the authorized  number of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum.  Enclaves'  by-laws  specify that any vacancy  occurring on the board of directors may be filled by the  affirmative  vote of a majority of the remaining directors,  though  less than a quorum  and that  vacancies  resulting  from the resignation of one or more directors,  effective at a future date, may be filled by the  affirmative  vote of a majority of the  remaining  directors,  including those who have so resigned.

            RESTRICTIONS ON BUSINESS COMBINATIONS. Both Delaware law and Florida
law contain  provisions  restricting  the ability of a corporation  to engage in business  combinations  with an interested  stockholder.  Under  Delaware law, a corporation  which is listed on a national  securities  exchange,  included  for quotation  on the  Nasdaq  Stock  Market or held of  record  by more than  2,000 stockholders  is not  permitted  to engage in a  business  combination  with any
interested   stockholder  for  a  three-year  period  following  the  time  such stockholder  became  an  interested  stockholder,  unless  (i)  the  transaction resulting  in a person  becoming  an  interested  stockholder,  or the  business combination, is approved by the board of directors of the corporation before the person  becomes  an  interested  stockholder;  (ii) the  interested  stockholder acquires 85% or more of the  outstanding  voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both  officers and directors of the  corporation,  and shares held by certain employee stock ownership  plans);  or (iii) on or after the date the person  becomes an  interested  stockholder,  the  business  combination  is approved by the corporation's  board of directors and by the holders of at least
66-2/3% of the  corporation's  outstanding  voting stock at an annual or special meeting (and not by written  consent),  excluding shares owned by the interested

                                       17

stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

            Florida law regulates business combinations more stringently.  Under
Section 607.0901 of the Florida Business Corporation Act, certain  transactions, including, without limitation, a merger, consolidation, certain sales of assets, certain sales of shares, a liquidation or a dissolution, involving a corporation and 10%  stockholder (an interested  stockholder)  generally must be approved by two-thirds  of the  outstanding  shares  other  than those  shares  owned by the interested  stockholder.  These  requirements  do not apply if: (i) the business combination has been approved by a majority of the disinterested directors; (ii)
the  corporation  has not had more than 300  stockholders  of record at any time during the three years preceding the  announcement of the business  combination;
(iii) the 10% stockholder  has been the beneficial  owner of at least 80% of the outstanding  shares for at least five years before the  announcement  date; (iv)
the  interested  stockholder  is the owner of at least 90% of the voting shares, excluding any shares  acquired  through a transaction not approved by a majority of the disinterested  directors; or (v) the consideration paid to the holders of acquired shares is at least equal to certain fair price criteria.

            LIMITATION  OF  LIABILITY.  Florida law  generally  provides  that a director of a corporation is not personally  liable for monetary  damages to the corporation  or other person  unless the director  breached or failed to perform his duties as a director, and such breach or failure (i) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;  (ii)
constitutes a transaction from which the director  derived an improper  personal benefit;  (iii)  results  in an  unlawful  distribution,  (iv) in the  case of a derivative action or an action by a stockholder, constitutes conscious disregard for the best interests of the corporation or willful  misconduct;  or (v) in the case  of a  proceeding  other  than  a  derivative  action  or  an  action  by a stockholder,  constitutes recklessness or an act or omission which was committed in bad faith or with  malicious  purpose  or in a manner  exhibiting  wanton and willful disregard of human rights, safety or property.

            Delaware law permits a corporation to include in its  certificate of incorporation  a provision  eliminating or limiting the personal  liability of a director to the corporation or its  stockholders  for monetary damages for beach of fiduciary  duty as a director,  except that such  provision may not limit the liability of a director for: (i) any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve  intentional  misconduct or a knowing violation of law;  liability for unlawful  payment of dividends or stock purchases or  redemptions,  or (iii)
any transaction  from which the director derived an improper  personal  benefit.
Enclave's  certificate of incorporation  provides the liability of a director of
Enclaves to Enclaves and its stockholders  shall be eliminated or limited to the fullest extent permitted by the Delaware law.

                                       18

            INDEMNIFICATION. Florida law requires a corporation to indemnify any director,  officer, employee or agent of the corporation if such person has been successful  on the  merits or  otherwise  in defense  of any  proceeding,  or in defense of any claim,  issue or matter in the proceeding,  for expenses actually and reasonably  incurred by such person in connection with the proceeding or the person's defense of the claim, issue or matter.

            Expenses  incurred by an officer or director in defending a civil or criminal  proceeding  may be paid by the  corporation  in  advance  of the final disposition of the proceeding  upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is  ultimately  found not to be entitled to indemnification.  Expenses incurred by other employees and agents may be paid in advance  upon such terms or  conditions  that the board of directors deems appropriate.

            The  indemnification  and  advancement  of expenses  provided  under
Florida law are not exclusive,  and a corporation may enter into an agreement to provide for  indemnification;  however,  no  indemnification  or  advancement of expenses  may be made to any person if a judgment  or other  final  adjudication establishes that the person's actions, or omissions to act, were material to the cause of adjudicated action and constitute:  a violation of criminal law, unless the person had reasonable  cause to believe his or her conduct was lawful or had no reasonable  cause to believe his or her conduct was  unlawful;  a transaction from which the person  derived an improper  personal  benefit;  in the case of a director, an unlawful  distribution to stockholders;  or willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a stockholder.

            Under   Florida   law,   unless  the   corporation's   articles   of
incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification,  and despite any contrary determination of the board or of the  stockholders  in the specific case, a director,  officer,  employee,  or agent of the  corporation  who is or was a party to a  proceeding  may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction.
On  receipt  of an  application,  the court,  after  giving  any notice  that it considers  necessary,  may order  indemnification  and  advancement of expenses,
including  expenses  incurred  in  seeking   court-ordered   indemnification  or
advancement  of expenses,  if it determines  that: the indemnitee is entitled to mandatory  indemnification,  in which  case  the  court  shall  also  order  the corporation  to pay the  director  reasonable  expenses  incurred  in  obtaining court-ordered  indemnification  or  advancement  of expenses;  the indemnitee is entitled to further  indemnification  or  advancement  of expenses,  or both, by virtue of the  corporation's  exercise of its power; or the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses,  or both, in view of all the relevant circumstances, regardless of whether such person met the required standard of conduct.

            Alliance's  articles of  incorporation  provide that the officer and directors of Alliance shall be  indemnified  to the fullest extent  permitted by the laws of the State of Florida.

                                       19

            Delaware  law  generally  permits a  corporation  to  indemnify  its directors and officers against  expenses,  judgments,  fines and amounts paid in settlement  actually and  reasonably  incurred in connection  with a third party action,  other than a  derivative  action,  and against  expenses  actually  and reasonably  incurred  in the  defense  or  settlement  of a  derivative  action, provided that there is a determination  that the individual  acted in good faith and in a  manner  reasonably  believed  to be in or  not  opposed  to  the  best interests of the corporation.  The determination must be made, in the case of an individual  who is a director  or officer  at the time of  determination,  by: a majority of the directors who are not parties to the action, suit or proceeding, even though less than a quorum;  a committee of these directors  designated by a majority vote of these  directors,  even though less than a quorum;  independent legal counsel,  regardless of whether a quorum of these directors  exists;  or a majority vote of the stockholders, at a meeting at which a quorum is present.

            Without  court   approval,   however,   an  individual  may  not  be
indemnified in any claim, issue or matter in a derivative action as to which the individual  is adjudged  liable to the  corporation.  In addition,  Delaware law requires  indemnification  of directors and officers for expenses  relating to a successful  defense on the merits or otherwise of a  derivative  or  third-party action. Further, Delaware law permits a corporation to advance expenses incurred in the defense of any  proceeding to directors and officers  contingent  upon an undertaking by or on behalf of the  individuals'  to repay any advances if it is determined ultimately that the individuals are not entitled to be indemnified.

            Under Delaware law, the rights to indemnification and advancement of expenses provided under the law are  non-exclusive,  in that,  subject to public policy issues,  indemnification and advancement of expenses beyond that provided
by  statute  may  be  provided  by  bylaw,  agreement,   vote  of  stockholders,
disinterested directors or otherwise.

            Enclaves' certificate of incorporation provides that each person who is or was a director or officer of  Enclaves,  or each such person who is or was serving at the request of the  Corporation as a director,  officer,  employee or agent of another  corporation,  limited liability  company,  partnership,  joint
venture,   trust  or  other   enterprise   (including   the   heirs,   executor,
administrators  or estate of such  person),  including  service  with respect to employee  benefit plans,  shall be indemnified  and held harmless by Enclaves to the fullest extent permitted by Delaware law.

            AMENDMENT  TO   CERTIFICATE   OF   INCORPORATION   AND  ARTICLES  OF
INCORPORATION.  Florida law provides that a corporation's board of directors may propose one or more amendments to the articles of  incorporation  for submission to the Stockholders. For the amendment to be adopted the board of directors must recommend  the  amendment  to the  Stockholders,  unless the board of  directors determines  that because of conflict of interest or other special  circumstances
it  should  make  no   recommendation   and   communicates  the  basis  for  its
determination  to the Stockholders  with the amendment;  and unless Florida law, the articles of incorporation, or the board of directors requires a greater vote or a vote by voting groups,  the amendment must be approved by a majority of the

                                       20

votes  entitled to be cast on the  amendment by any voting group with respect to which the amendment would create dissenters' rights.

            Neither Alliance's  articles of incorporation nor its bylaws provide for any greater voting requirements than is required by Florida law.

            Under   Delaware  law,   unless  a   corporation's   certificate  of
incorporation  requires a greater vote, a proposed  amendment to a corporation's certificate of  incorporation  requires an affirmative vote of a majority of the voting power of the  outstanding  stock  entitled to vote on the amendment and a majority of the voting power of the  outstanding  stock of any class entitled to vote on the amendment separately as a class.

            Except  as  described   below,  if  a  proposed   amendment  to  the
certificate  of  incorporation  would change the aggregate  number of authorized shares of any class of capital  stock,  the par value of the shares of any class of capital stock,  or alter or change the powers,  preferences or special rights of the  shares of any class of  capital  stock so as to affect  them  adversely,
Delaware  law  requires  that the  amendment  be  approved  by the  holders of a majority of the outstanding shares of the affected class, voting separately as a class,  whether or not the class is  entitled  to vote on the  amendment  by the certificate of incorporation.  If a proposed amendment would alter or change the powers,  preferences  or special rights of one or more series of any class so as to affect them adversely,  but would not affect the remainder of the class, then only the  shares  of the  series  so  affected  would be  entitled  to vote as a separate class on the proposed amendment. The authorized number of shares of any class of stock may be increased or decreased (but may not be decreased below the number  of  outstanding  shares  in  the  class)  without  a  separate  vote  of stockholders  of the  class  if so  provided  in  the  original  certificate  of incorporation  or in any  amendment  thereto  that created the class of stock or that was  adopted  prior to the  issuance  of any shares of the class,  or in an amendment authorized by a majority vote of the holders of shares of the class.

            Enclaves'  certificate  of  incorporation  does not  provide for any greater voting requirements than is required by Delaware law.

            AMENDMENT TO BYLAWS.  Florida law provides that corporation's  board of directors may amend or repeal the corporation's bylaws unless the articles of incorporation or Florida law reserves the power to amend the bylaws generally or
a  particular  bylaw  provision   exclusively  to  the   Stockholders;   or  the
Stockholders,  in amending or  repealing  the bylaws  generally  or a particular bylaw provision,  provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision.  Notwithstanding the foregoing, under
Florida law, a corporation's  stockholders may amend or repeal the corporation's bylaws  even  though the bylaws may also be amended or  repealed by its board of directors.

                                       21

            Neither Alliance's bylaws or articles of incorporation  prohibit the board of directors from amending or repealing Alliance's bylaws.

            Pursuant to  Delaware  law,  stockholders  entitled to vote have the power to adopt,  amend or repeal bylaws. In addition,  a corporation may, in its certificate  of  incorporation,  confer  this  power on the board of  directors.
Nevertheless,  the stockholders  always have the power to adopt, amend or repeal the bylaws,  even though the board may also be  delegated  the power.  Enclaves'
certificate  of   incorporation   authorizes  the  board  of  directors  or  the
stockholders to alter, amend or repeal bylaws by a majority vote.

            ACTION  BY  WRITTEN  CONSENT.  Florida  law  provides  that,  unless otherwise  provided  in  the  articles  of  incorporation,  action  required  or permitted  to be taken at an annual or special  meeting of  stockholders  may be taken without a meeting,  without prior notice, and without a vote if the action is taken by the holders of  outstanding  stock of each voting group  entitled to vote  thereon  having not less than the minimum  number of votes with respect to each voting  group that would be necessary to authorize or take such action at a meeting at which all voting  groups and shares  entitled  to vote  thereon  were present and voted.  Alliance's  certificate of incorporation  does not place any limitations on the rights of stockholders to act by written consent in lieu of a meeting of stockholders..

            Delaware  law  provides  that,   unless   otherwise  stated  in  the
certificate of incorporation, any action which may be taken at an annual meeting or special meeting of stockholders may be taken without a meeting, if a consent, setting  forth the action so taken in  writing  is signed by the  holders of the outstanding  stock  having at least the  minimum  number of votes  necessary  to authorize the action at a meeting of  stockholders  at which all shares entitled to  vote at the  meeting  were  present  and  voted.  Enclaves'  certificate  of incorporation  does not place any  limitations on the rights of  stockholders to act by written consent in lieu of a meeting of stockholders.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

            We believe that,  for federal  income tax purposes,  no gain or loss will be recognized by Alliance,  Enclaves or Alliance's stockholders who receive
Enclaves'   stock  for  shares  of  Alliance   stock  in  connection   with  the
reincorporation.  The adjusted  tax basis of each whole share of Enclaves  stock received by a stockholder of Alliance as a result of the reincorporation will be the same as such  stockholder's  aggregate  adjusted  tax basis in the shares of
Alliance stock converted into such shares of Enclaves'  stock. A stockholder who holds  Alliance's  stock will  include in his holding  period for the  Enclaves'
stock that he  receives  as a result of the  reincorporation  merger his holding period for Alliance's stock converted into such Enclaves' stock.

                                       22

            Because of the  complexity of the capital gains and loss  provisions of the Internal  Revenue Code of 1986,  as amended,  and the  uniqueness of each
individual's  capital  gain  or  loss  situation,   stockholders   contemplating
exercising  statutory  dissenters'  rights should  consult their own tax advisor regarding the federal income tax consequences of exercising such rights.  State, local or  foreign  income tax  consequences  to  stockholders  may vary from the federal income tax  consequences  described above, and STOCKHOLDERS ARE URGED TO
CONSULT  THEIR  OWN  TAX  ADVISOR  AS  TO  THE   CONSEQUENCES  TO  THEM  OF  THE
REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

                        RIGHTS OF DISSENTING STOCKHOLDERS

            Under  Section  607.1301  through  Section  607.1320  of the Florida
Business Corporation Act, Alliance stockholders are entitled to dissent from the reincorporation  merger and obtain  payment for the fair value of their  shares.
The fair value of the  shares is defined as the value of the shares  immediately
before  the  effective  date  of  the  reincorporation  merger,   excluding  any
appreciation or depreciation in anticipation of the reincorporation merger.

            In order to perfect  your  appraisal  rights,  you must fully comply with the statutory procedures of Sections 607.1301, 607.1302 and 607.1320 of the
Florida Business  Corporation Act summarized below.  Those sections are attached as EXHIBIT 4 to this Information Statement. You are urged to read those sections in their entirety and to consult with your legal advisors. Alliance cautions you that the failure on your part to adhere strictly to the  requirements of Florida law in any regard will result in the forfeiture of your appraisal rights.

            To exercise  your  appraisal  rights,  you must file with Alliance a written  notice of your election to dissent  within twenty days from the date of

                                       23

this Information Statement. You will forfeit your appraisal rights if you do not file your election to dissent within the twenty-day period.

            Your election to dissent must state:

            o     your name and address,

            o     the class and number shares as to which you dissent and

            o     a demand for payment of the fair value of your shares.

            If you file an election to dissent:

            o     you must deposit the  certificate(s)  representing your shares with Alliance when you file your election,

            o     you will be entitled only to payment pursuant to the procedure set forth in the Florida Business Corporation Act and

            o     you will not be  entitled  to vote or to  exercise  any  other rights of a shareholder of Alliance.

            You may withdraw your notice of election at any time before Alliance makes an offer to purchase your shares as described  below. If you withdraw your notice of election, you will lose your right to pursue appraisal rights, and you will  again  have the  rights  you had  prior to the  filing  of your  notice of election.

            If you make a demand to us as described in this section:

            o     Alliance  may  restrict  the  transfer of your shares from the date you file your election,

            o     within  ten days  after the  period in which you may file your notice of election to dissent  expires,  Alliance  will make a written  offer to you to pay for your  shares  at a  specified price that Alliance deems to be the fair value of those shares
                  and

            o     Alliance  will  deliver to you with its offer  Alliance's  (i)
                  balance sheet as of the latest  available date and (ii) profit and loss  statement for the  twelve-month  period ended on the date of the balance sheet that Alliance provides you.

            After  Alliance makes its offer to you, you will have thirty days to accept it. If you accept it within that thirty-day  period Alliance will pay you for your  shares  within  ninety  days of the  date of  Alliance's  offer.  When
Alliance  pays you the agreed value you will cease to have any further  interest in your shares.

            If Alliance does not offer to purchase your shares, or if you do not accept  Alliance's offer within thirty days from the day Alliance makes it, then you will have sixty days from the effective date of the  reincorporation  merger to demand that Alliance file an action in any court of competent jurisdiction in
Hillsborough  County,  Florida,  to  determine  the fair  value of your  shares.

                                       24

Alliance will have thirty days from the day its receives your demand to initiate the action.  Alliance may also commence the action on its own  initiative at any time within the sixty-day  period described above. If Alliance does not initiate the action within the above-prescribed period, you may do so in Alliance's name.

            The court may appoint one or more appraisers to receive evidence and recommend  a  decision  on the  question  of fair  value.  If you have  properly perfected your appraisal  rights you will be made a party to the  proceedings as an action  against your shares,  regardless  of where you reside.  Alliance will serve you with a copy of the initial pleading, and, if you are a proper party to the  proceeding,  you will be entitled to a judgment  against  Alliance  for the amount  of the  fair  value  of  your  shares.  If  the  court  decides,  in its discretion,  you will also be entitled to an allowance  for interest at any rate that the court may find fair and  equitable.  Alliance  will pay you the  amount found to be due to you  within  ten days  after the final  determination  of the proceedings, at which time you will cease to have any interest in your shares.

            The costs and  expenses  of the  proceeding  are  determined  by the court. The expenses will include  reasonable  compensation for, and expenses of, any appraisers, but will generally exclude the fees and expenses of counsel for, and experts  employed  by, any party.  Generally,  the costs and expenses of the proceeding  will be assessed  against  Alliance.  However,  if Alliance makes an offer to pay for your  shares and the court  finds  that your  refusal to accept
Alliance's offer was arbitrary,  vexatious or not in good faith, all or any part of those costs and expenses may be apportioned and assessed  against you and any other dissenting shareholders who rejected Alliance's offer.

            If the court  determines  that the value of your  shares  materially exceeds the amount that  Alliance  offered to pay for your shares then the court may,  in its  discretion,  award to you a sum that the  court  determines  to be reasonable compensation to any expert that you employed in the proceeding.

            Your successful assertion of your appraisal rights is dependent upon your  compliance  with all of the  requirements  described  above. If you do not comply with any of those  requirements  you may fail to perfect  your  appraisal rights and lose the opportunity to be paid for your shares in an appraisal.

            Because of the  complexity  of the  provisions  of the  Florida  law relating to dissenters'  appraisal rights, Alliance urges you to consult your own legal adviser if you are considering dissenting from the reincorporation merger.

                       BOARD OF DIRECTORS' RECOMMENDATIONS
                            AND STOCKHOLDER APPROVALS

            On May  5,  2005,  Alliance's  board  of  directors  considered  and unanimously  approved  the  reincorporation  merger  and  recommended  that  the stockholders  adopt the  reincorporation  merger and approve each of the actions contemplated  therein.  The affirmative  consent of the holders of a majority of
Alliance's voting rights was required to approve the reincorporation  merger and each of the actions contemplated therein. Requisite stockholder approval

                                       25

was  obtained  by  the  execution  of  written  consents  from  the  holders  of approximately  85% of Alliance's  voting rights,  thus allowing Alliance to take the  proposed  actions  on or about May [__],  2005,  absent  the  holding  of a stockholders' meeting.

            The information  contained in this Information Statement constitutes the only notice any stockholder will be provided.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            None of Alliance's  officers,  directors or any of their  respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

                           FORWARD-LOOKING STATEMENTS

            This  Information  Statement may contain  certain  "forward-looking"
statements as such term is defined in the Private  Securities  Litigation Reform
Act of 1995 or by the U.S.  Securities  and  Exchange  Commission  in its rules, regulations and releases,  which represent  Alliance's  expectations or beliefs, including  but not  limited to,  statements  concerning  Alliance's  operations, economic performance,  financial condition,  growth and acquisition  strategies, investments,  and future  operational  plans.  For this purpose,  any statements contained  herein that are not statements of historical fact may be deemed to be forward-looking  statements.  Without  limiting the generality of the foregoing, words  such as  "may,"  "will,"  "expect,"  "believe,"  "anticipate,"  "intend,"
"could,"  "estimate," "might," or "continue" or the negative or other variations thereof or  comparable  terminology  are  intended to  identify  forward-looking statements.  These statements,  by their nature,  involve  substantial risks and uncertainties,  certain  of which are  beyond  Alliance's  control,  and  actual results  may differ  materially  depending  on a variety of  important  factors, including uncertainty related to acquisitions, governmental regulation, managing and  maintaining  growth,  volatility  of stock  prices  and any  other  factors discussed  in this and  other of  Alliance's  filings  with the  Securities  and
Exchange Commission.

                     INCORPORATION OF FINANCIAL INFORMATION

            Alliance's   financial   information,   financial   statements   and
Management's Discussion and Analysis are incorporated by reference to Alliance's
Form 10-KSB as filed with the  Securities  and Exchange  Commission on March 28,
2005 (Commission File No.  000-29689).  You may request a copy of this filing at no cost, by writing or telephoning us at the following address:

                              ALLIANCE TOWERS, INC.
                     2550 East Trinity Mills Road, Suite 122
                             Carrollton, Texas 75006
                                 (972) 416-9304

                                       26

                       WHERE YOU CAN FIND MORE INFORMATION

            Alliance is subject to the information and reporting requirements of the  Securities  Exchange Act of 1934, as amended,  and in accordance  with this act, Alliance files periodic  reports,  documents and other information with the
Securities  and  Exchange  Commission   relating  to  its  business,   financial
statements  and  other  matters.  These  reports  and other  information  may be inspected  and are available  for copying at the offices of the  Securities  and
Exchange Commission,  450 Fifth Street, N.W., Washington,  DC 20549.  Alliance's
Securities and Exchange Commission filings are also available to the public from the Securities and Exchange Commission's website at http://www.sec.gov.

                                       27

                                INDEX OF EXHIBITS

Exhibit 1:    Agreement and Plan of Merger.

Exhibit 2:    Certificate of Incorporation of Enclaves Group, Inc.

Exhibit 3:    By-laws of Enclaves Group, Inc.

Exhibit 4:    Florida Statutes concerning Dissenter's Rights.

                                       28

                                                                       Exhibit 1
                          AGREEMENT AND PLAN OF MERGER

            This  AGREEMENT  AND PLAN OF MERGER (this  "Agreement")  is made and entered  into as of April 27, 2005,  between  Alliance  Towers,  Inc., a Florida corporation  ("Alliance"),  and Enclaves  Group,  Inc.,  a Delaware  corporation
("Enclaves").  Alliance and Enclaves are from time to time herein referred to as the "Constituent Corporations."

                                    RECITALS:

            A. Alliance is a corporation  duly  organized and existing under the laws of the State of Florida  and, on the date  hereof,  has  authority to issue
5,000,000,000  shares of common stock,  $.001 par value per share (the "Alliance
Common Stock"),  all of which are issued and outstanding,  and 10,000,000 shares of preferred  stock,  $.001 par value per share, of which  6,000,000  shares are issued and outstanding.

            B. Enclaves is a corporation  duly  organized and existing under the laws of the State of Delaware  and, on the date hereof,  has  authority to issue
90,000,000  shares of common stock,  $.001 par value per share,  of which 10,000 shares are issued and outstanding and owned by Alliance,  and 10,000,000  shares of preferred  stock,  $.001 par value per share, of which  1,000,000  shares are issued  and  outstanding  and owned by  Alliance  (collectively,  the  "Enclaves
Capital Stock").

            C. The Boards of Directors of the Constituent  Corporations  deem it advisable  and to  the  advantage  of the  Constituent  Corporations  and  their respective  stockholders  that Alliance be merged with and into Enclaves for the purpose of (i) changing the  jurisdiction of  incorporation of Alliance from the
State of Florida to the State of  Delaware,  (ii)  changing the name of Alliance from "Alliance  Towers,  Inc." to "Enclaves Group,  Inc." and (iii) reducing the authorized and outstanding capital stock of Alliance.

            D. Each of the Constituent  Corporations has, subject to approval by its stockholders, adopted the Plan of Merger embodied in this Agreement.

                                    AGREEMENT

            In consideration of the terms hereof,  the Constituent  Corporations do  hereby  agree to merge on the  terms  and  conditions  herein  provided,  as follows:

                                   ARTICLE I

                                   THE MERGER

            1.1.  THE  MERGER.  Upon the terms  and  subject  to the  conditions hereof, on the Effective Date (as hereinafter defined), Alliance shall be merged with and into Enclaves in accordance  with the applicable  laws of the States of
Florida and Delaware (the  "Merger").  The separate  existence of Alliance shall
cease,  and  Enclaves  shall  be  the  surviving   corporation  (the  "Surviving
Corporation") and shall be governed by the laws of the State of Delaware.

            1.2.  EFFECTIVE DATE. The Merger shall become  effective on the date and at the time of the filing of a Certificate of Merger,  in substantially  the form annexed hereto as Appendix A-1, with the Secretary of State of the State of
Delaware, and an Articles of Merger, in substantially the form annexed hereto as
Appendix  A-2,  with the  Secretary of State of the State of Florida,  whichever later occurs (the "Effective  Date"), all after satisfaction of the requirements of the applicable laws of such States prerequisites to such filings,  including, without  limitation,  the  approval  of  the  stockholders  of  the  Constituent
Corporations.

            1.3.  CERTIFICATE  OF  INCORPORATION.  On the  Effective  Date,  the
Certificate of Incorporation of Enclaves,  as in effect immediately prior to the
Effective  Date,  shall continue in full force and effect as the  Certificate of
Incorporation of the Surviving Corporation.

            1.4.  BYLAWS.  On the Effective Date, the Bylaws of Enclaves,  as in
effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

            1.5. DIRECTORS AND OFFICERS.  The directors and officers of Enclaves immediately  prior to the Effective  Date shall be the directors and officers of the Surviving  Corporation,  until their successors shall have been duly elected
and  qualified  or  until   otherwise   provided  by  law,  the  Certificate  of
Incorporation  of the  Surviving  Corporation  or the  Bylaws  of the  Surviving
Corporation.

                                   ARTICLE II

                              CONVERSION OF SHARES

            2.1.  ALLIANCE  COMMON STOCK.  Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof,  each share of Alliance Common Stock outstanding  immediately prior thereto shall be changed and converted into  .000068773797 of one fully paid and  nonassessable  share of the common stock of the  Surviving  Corporation,  $.001 par value per share (the
"Survivor Common Stock"). No fractional shares of Survivor Common Stock shall be issued in the  Merger.  In lieu  thereof,  the shares of Survivor  Common  Stock otherwise  issuable to each holder of Alliance  Common Stock  hereunder shall be rounded up to the nearest whole share of Survivor Common Stock.

            2.2.  ALLIANCE SERIES A PREFERRED STOCK. Upon the Effective Date, by
virtue of the Merger and without  any action on the part of any holder  thereof, each share of Alliance Series A Convertible Preferred Stock, $.001 par value per share, outstanding immediately prior thereto shall be changed and converted into one fully paid and  nonassessable  share of the Series B  Convertible  Preferred
Stock of the  Surviving  Corporation,  $.001 par value per share (the  "Survivor
Series B Preferred Stock").

            2.3.  ALLIANCE SERIES B PREFERRED STOCK. Upon the Effective Date, by
virtue of the Merger and without  any action on the part of any holder  thereof, each share of Alliance Series B Convertible Preferred Stock, $.001 par value per share, outstanding immediately prior thereto shall be changed and converted into one fully paid and  nonassessable  share of the Series A  Convertible  Preferred
Stock of the  Surviving  Corporation,  $.001 par value per share (the  "Survivor

                                       2

Series A Preferred  Stock" and together  with the Survivor  Common Stock and the
Survivor Series A Preferred Stock, the "Survivor Stock").

            2.4.  ENCLAVES CAPITAL STOCK.  Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof,  each share of  Enclaves  Capital  Stock  outstanding  immediately  prior  thereto  shall be cancelled and returned to the status of authorized but unissued shares.

            2.5.  EXCHANGE OF CERTIFICATES.  Each person who becomes entitled to receive Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation,  as promptly as practicable after the Effective Time, a  certificate  or  certificates  representing  the number of shares of Survivor
Stock to which such person is entitled as provided herein.

                                  ARTICLE III

                                EFFECT OF MERGER

            3.1. RIGHTS,  PRIVILEGES,  ETC. On the Effective Date of the Merger,
the Surviving  Corporation,  without further act, deed or other transfer,  shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private  nature,  of Alliance and  Enclaves;  all property of every description and every interest  therein,  and all debts and other obligations of or  belonging  to or due to each of Alliance  and  Enclaves on whatever  account shall  thereafter  be taken and deemed to be held by or  transferred  to, as the case may be, or invested in the  Surviving  Corporation  without  further act or deed;  title to any real estate,  or any interest  therein vested in Alliance or
Enclaves,  shall not revert or in any way be  impaired  by reason of the Merger;
and all of the rights of creditors  of Alliance and Enclaves  shall be preserved unimpaired,  and all liens upon the  property of  Alliance or Enclaves  shall be preserved unimpaired, and all debts, liabilities,  obligations and duties of the respective  corporations shall thenceforth remain with or be attached to, as the case may be, the  Surviving  Corporation  and may be enforced  against it to the same extent as if all of said  debts,  liabilities,  obligations  and duties had been incurred or contracted by it.

            3.2. FURTHER ASSURANCES.  From time to time, as and when required by the  Surviving  Corporation  or by its  successors  and assigns,  there shall be executed and delivered on behalf of Alliance  such deeds and other  instruments, and  there  shall be taken or caused  to be taken by it such  further  and other action,  as shall be  appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving  Corporation the title to and
possession  of  all  the  property,   interest,   assets,  rights,   privileges,
immunities,  powers, franchises and authority of Alliance and otherwise to carry out the  purposes of this  Agreement,  and the  officers  and  directors  of the
Surviving Corporation are fully authorized in the name and on behalf of Alliance or  otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                       3

                                   ARTICLE IV

                                     GENERAL

            4.1.  ABANDONMENT.  At any time  before  the  Effective  Date,  this
Agreement  may be  terminated  and the  Merger may be  abandoned  for any reason whatsoever  by the Board of  Directors  of either  Alliance or Enclaves or both, notwithstanding  the approval of this Agreement by the  stockholders of Alliance or Enclaves.

            4.2.  AMENDMENT.  At any time  prior  to the  Effective  Date,  this
Agreement  may be amended or  modified in writing by the Board of  Directors  of either Alliance or Enclaves or both; provided,  however,  that an amendment made subsequent  to the  adoption of this  Agreement  by the  stockholders  of either
Constituent  Corporation  shall  not  alter  or  change  any  of the  terms  and conditions of this Agreement if such alteration or change would adversely affect the rights of the stockholders of such Constituent Corporation.

            4.3.  GOVERNING  LAW.  This  Agreement  shall  be  governed  by  and construed and enforced in accordance with the laws of the State of Delaware and, so far as applicable,  the merger provisions of the Florida Business Corporation
Act.

            4.4.  COUNTERPARTS.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts,  each of which shall be deemed to be an original.

                            [Signature Page Follows]

                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

            IN WITNESS WHEREOF,  the parties hereto have entered into and signed this Agreement as of the date and year first written above.

                                        ALLIANCE TOWERS, INC.
                                        (a Florida corporation)

                                        By: /s/ Daniel G. Hayes
                                            -----------------------------
                                             Name: Daniel G. Hayes
                                             Title: Chief Executive Officer

                                        ENCLAVES GROUP, INC.
                                        (a Delaware corporation)

                                        By: /s/ Daniel G. Hayes
                                            -----------------------------
                                             Name: Daniel G. Hayes
                                             Title: Chief Executive Officer

                                                                       EXHIBIT 2

                          CERTIFICATE OF INCORPORATION
                                       OF
                              ENCLAVES GROUP, INC.
                             A DELAWARE CORPORATION

                                    ARTICLE I

                                      NAME

    The name of the corporation is Enclaves Group, Inc. (the "Corporation").

                                   ARTICLE II

                           REGISTERED OFFICE AND AGENT

            The address of the registered office of the Corporation in the State of Delaware is National Corporate  Research,  Ltd., 615 South DuPont Highway, in
the City of Dover,  County  of Kent.  The name of its  registered  agent at that address is National Corporate Research, Ltd.

                                   ARTICLE III

                                    PURPOSES

            The purpose of the Corporation  shall be to engage in any lawful act
or  activity  for  which   corporations  may  be  organized  under  the  General
Corporation Law of the State of Delaware.

                                   ARTICLE IV

                                  CAPITAL STOCK

            The Corporation shall be authorized to issue two classes of stock to be designated,  respectively,  "Common  Stock" and "Preferred  Stock." The total number of shares of both classes of stock which the Corporation has authority to issue is one hundred million (100,000,000) shares, consisting of: ninety million
(90,000,000) shares of Common Stock, $0.001 par value per share, and ten million
(10,000,000) shares of Preferred Stock, $0.001 par value per share.

            The Board of Directors of the Corporation (the "Board of Directors")
is  authorized,  subject to  limitations  prescribed by  applicable  law and the provisions  of this  Article  IV, to provide  for the  issuance of the shares of
Preferred  Stock from time to time in one or more  series,  each of which series shall have such distinctive  designation or title as shall be fixed by the Board of Directors  prior to the issuance of any shares  thereof.  Each such series of
Preferred  Stock shall have such voting powers,  shall consist of such number of shares,  shall be issued for such  consideration  and shall  otherwise have such powers, designations, preferences and relative, participating, optional or other rights, if any, and such qualifications, limitations or restrictions, if any, as shall be stated in such  resolution  or  resolutions  providing for the issue of such series of Preferred  Stock as may be adopted from time to time by the Board of  Directors  prior to the  issuance  of any  shares  thereof  pursuant  to the authority hereby expressly vested in it, all in accordance with applicable law.

            The number of authorized shares of any class or classes of stock may be  increased  or  decreased  (but not below the number of shares  thereof  then outstanding)  by the  affirmative  vote of the holders of at least a majority of the voting power of the then  outstanding  Voting  Stock,  voting  together as a single class.

            The  Common  Stock  shall be  subject  to the  express  terms of the
Preferred  Stock  and any  series  thereof.  Except as may be  provided  in this
Certificate of  Incorporation  or in any Certificate of Designation  designating any series of  Preferred  Stock  pursuant to the  foregoing  provisions  of this
Article  IV that shall be in effect  under the  General  Corporation  Law of the
State of Delaware (a "Preferred  Stock  Designation"),  the holders of shares of
Common  Stock  shall  be  entitled  to one vote for  each  such  share  upon all questions  presented  to the  stockholders,  the  Common  Stock  shall  have the exclusive  right  to vote  for  the  election  of  directors  and for all  other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

            The Corporation  shall be entitled to treat the person in whose name any share of its stock is  registered  as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

                                    ARTICLE V

                                SOLE INCORPORATOR

            The name and the  mailing  address of the sole  incorporator  are as follows:

              Rick A. Werner, Esq.
              Olshan Grundman Frome Rosenzweig & Wolosky LLP
              Park Avenue Tower
              65 East 55th Street
              New York, New York 10022

                                   ARTICLE VI

                              ELECTION OF DIRECTORS

            Subject  to the rights of the  holders  of any  series of  Preferred
Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the
Board of Directors  pursuant to a  resolution  adopted by a majority of the then authorized  number of  directors of the  Corporation,  but in no event shall the number of directors be fewer than three.

            Subject  to the rights of the  holders  of any  series of  Preferred
Stock to elect additional  directors under specified  circumstances,  and unless the Board of Directors otherwise determines, vacancies in the Board of Directors
resulting  from  one  or  more  directors'   death,   resignation,   retirement,

                                       2

disqualification,  removal  from  office  or  other  cause,  and  newly  created directorships resulting from any increase in the authorized number of directors, may be  filled  only by the  affirmative  vote of a  majority  of the  remaining directors,  though  less than a quorum of the Board of  Directors,  or by a sole remaining  director,  and  directors  so chosen  shall  hold  office  for a term expiring  at the  annual  meeting  of  stockholders  and until  such  director's successor shall have been duly elected and qualified.  No decrease in the number of authorized  directors  constituting  the Board of Directors shall shorten the term of any incumbent director.

            Subject  to the rights of the  holders  of any  series of  Preferred
Stock to elect additional directors under specified circumstances,  any director may be removed from office at any time,  with or without cause,  but only by the affirmative  vote of the holders of at least a majority  of the voting  power of the then  outstanding  Voting Stock,  voting  together as a single  class,  at a meeting called for that purpose.

            Elections  of directors  of the  Corporation  need not be by written ballot except and to the extent the by-laws of the  Corporation  (the "By-Laws")
so provide.

            Notwithstanding   anything   contained   in  this   Certificate   of
Incorporation  to the  contrary,  and in  addition  to  approval by the Board of
Directors, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding  Voting Stock,  voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this
Article VI. For purposes of this  Certificate of  Incorporation,  "Voting Stock"
shall mean the outstanding  shares of capital stock of the Corporation  entitled to vote generally in the election of directors.

                                   ARTICLE VII

                        POWERS OF THE BOARD OF DIRECTORS

            In  furtherance  and not in  limitation  of the powers  conferred by applicable law, the Board of Directors shall have the power to (1) adopt,  amend or  repeal  the  By-Laws,  subject  to  the  power  of the  stockholders  of the
Corporation under the General Corporation Law of the State of Delaware to adopt, amend or repeal any By-Law; PROVIDED,  HOWEVER, that,  notwithstanding any other provision of this  Certificate  of  Incorporation  or any provision of law which might  otherwise  permit  a  lesser  vote or no  vote,  but in  addition  to any affirmative  vote of the holders of any series of  Preferred  Stock  required by applicable  law,  this  Certificate  of  Incorporation  or any  Preferred  Stock
Designation,  the  affirmative  vote of the  holders  of at least 66 2/3% of the voting power of the then outstanding  Voting Stock,  voting together as a single class,  shall be  required  for  stockholders  to  adopt,  amend or  repeal  any provision of the  By-Laws;  and (2) from time to time  determine  whether and to what  extent,  and at what  times and  places,  and under  what  conditions  and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined or as expressly provided  in  this  Certificate  of  Incorporation  or in  any  Preferred  Stock
Designation, no stockholder shall have any right to inspect any account, book or document  of the  Corporation  other  than such  rights as may be  conferred  by applicable  law.  Notwithstanding  anything  contained  in this  Certificate  of
Incorporation  to the  contrary,  and in  addition  to  approval by the Board of
Directors, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding  Voting Stock,  voting together as a single class, shall be  required to amend,  repeal or adopt any  provision  inconsistent  with

                                       3

clause (1) of the preceding sentence.  The Corporation may in its By-Laws confer powers upon its Board of  Directors  in  addition to the powers and  authorities expressly conferred upon it by applicable law.

                                  ARTICLE VIII

                             LIABILITY OF DIRECTORS

            To the fullest extent  permitted by the General  Corporation  Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended,  no  director  of the  Corporation  shall be  personally  liable to the
Corporation  or its  stockholders  for monetary  damages for breach of fiduciary duty as a  director  of the  Corporation.  Without  limiting  the  effect of the preceding  sentence,  if the General Corporation Law of the State of Delaware is
hereafter  amended to authorize  the further  elimination  or  limitation of the liability of a director,  then the  liability  of a director of the  Corporation shall be  eliminated or limited to the fullest  extent  permitted by the General
Corporation Law of the State of Delaware, as so amended.

            Neither  any  amendment  nor repeal of this  Article  VIII,  nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VIII,  shall  eliminate,  reduce or otherwise  adversely affect any limitation on the personal  liability of a director of the Corporation  existing at the  time of such  amendment,  repeal  or  adoption  of such an  inconsistent provision.

                                   ARTICLE IX

                                 INDEMNIFICATION

            Each person who is or was a director or officer of the  Corporation, or each such person who is or was serving at the request of the Corporation as a director,  officer, employee or agent of another corporation,  limited liability company,  partnership,  joint venture,  trust or other enterprise (including the heirs,  executor,  administrators  or estate of such person),  including service with respect to employee  benefit plans,  shall be indemnified and held harmless by the  Corporation to the fullest extent  permitted by the General  Corporation
Law of the State of  Delaware  as the same  exists or may  hereafter  be amended
(but, if permitted by applicable law, in the case of any such amendment, only to the extent  that such  amendment  permits  the  Corporation  to provide  broader indemnification  rights than said law permitted the Corporation to provide prior to such  amendment) and any other  applicable  laws as presently or hereafter in effect.  The  Corporation  may,  by action of the  Board of  Directors,  provide indemnification  to  employees  and agents of the  Corporation,  and to any such
persons  serving  as  directors,   officers,  employees  or  agents  of  another
corporation,  limited liability company,  partnership,  joint venture,  trust or other  enterprise,  including service with respect to employee benefit plans, at the request of the Corporation,  with the same scope and effect as the foregoing indemnification of directors and officers.  The Corporation shall be required to indemnify any person seeking indemnification in connection with any action, suit or proceeding,  whether civil,  criminal,  administrative  or  investigative  (a
"proceeding") (or part thereof) initiated by such person only if such proceeding
(or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's right to indemnification pursuant to the rights granted by this  Certificate  of  Incorporation  or otherwise by the  Corporation.  Without limiting the  generality or the effect of the  foregoing,  the  Corporation  may

                                       4

enter  into  one  or  more   agreements   with  any  person  which  provide  for
indemnification greater than or different from that provided in this Article IX.

                                    ARTICLE X

                             ACTION BY STOCKHOLDERS

            Any action required or permitted to be taken by the  stockholders of the  Corporation  must be effected at a duly called annual or special meeting of stockholders of the Corporation and may be effected by any consent in writing in lieu of a meeting of such  stockholders.  Notwithstanding  anything contained in this Certificate of  Incorporation to the contrary,  and in addition to approval by the  Board  of  Directors,  the  affirmative  vote of at least 66 2/3% of the voting power of the then outstanding  Voting Stock,  voting together as a single class,  shall be required to amend,  repeal or adopt any provision  inconsistent with this Article X.

                                   ARTICLE XI
                                   AMENDMENTS

            Except  as  may  be  expressly   provided  in  this  Certificate  of
Incorporation,  the Corporation  reserves the right at any time and from time to time  to  amend,  alter,  change  or  repeal  any  provision  contained  in this
Certificate of  Incorporation  or a Preferred Stock  Designation,  and any other provisions  authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights,  preferences and privileges of whatsoever nature conferred upon  stockholders,  directors or any other persons  whomsoever by and pursuant  to  this  Certificate  of  Incorporation  in its  present  form  or as hereafter  amended are granted subject to the right reserved in this Article XI;
PROVIDED, HOWEVER, that any amendment or repeal of Article VIII or Article IX of this  Certificate  of  Incorporation  shall not  adversely  affect  any right or protection  existing hereunder in respect of any act or omission occurring prior to such  amendment  or repeal;  and PROVIDED  FURTHER  that no  Preferred  Stock
Designation  shall be amended  after the issuance of any shares of the series of
Preferred  Stock created  thereby,  except in accordance  with the terms of such
Preferred Stock Designation and the requirements of applicable law.

                                       5

            IN WITNESS  WHEREOF,  the  undersigned has signed this instrument on the 17th day of November,  2004,  thereby  acknowledging that this instrument is the act and deed of the undersigned and that the facts stated above are true.

                                             /s/ Rick A. Werner
                                             ------------------------
                                             Rick A. Werner
                                             Sole Incorporator

                                                                       EXHIBIT 3

                                    BYLAWS OF
                              ENCLAVES GROUP, INC.
                            (a Delaware corporation)

                                   ARTICLE I

                                CORPORATE OFFICES

1.1         REGISTERED OFFICE

            The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2         OTHER OFFICES

            The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

2.1         PLACE OF MEETINGS

            Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2         ANNUAL MEETING

            The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held in each year at such date, time and location as determined by the board of directors. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

2.3         SPECIAL MEETING

            A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the chief executive officer, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting. No other person or persons are permitted to call a special meeting.

            If a special meeting is called by any person or persons other than the board of directors, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the chief executive officer, the president (in the absence of a chief executive officer), or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.6 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4         NOTICE OF STOCKHOLDERS' MEETINGS

            All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 or Section 9.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders
(but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5         ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

            Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,
(a) nominations for the election of directors, and (b) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

                                       2

                  (i)   the name and address of the stockholder who intends to
                        make the nominations or propose the business and, as the
                        case may be, of the person or persons to be nominated or
                        of the business to be proposed;

                  (ii)  a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at
                        such meeting and, if applicable, intends to appear in
                        person or by proxy at the meeting to nominate the person
                        or persons specified in the notice;

                  (iii) if applicable, a description of all arrangements or
                        understandings between the stockholder and each nominee
                        and any other person or persons (naming such person or
                        persons) pursuant to which the nomination or nominations
                        are to be made by the stockholder;

                  (iv)  such other information regarding each nominee or each matter of business to be proposed by such stockholder as
                        would be required to be included in a proxy statement
                        filed pursuant to the proxy rules of the Securities and
                        Exchange Commission had the nominee been nominated, or
                        intended to be nominated, or the matter been proposed,
                        or intended to be proposed by the board of directors;
                        and

                  (v)   if applicable, the consent of each nominee to serve as
                        director of the corporation if so elected.

            The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

2.6         MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

            Notice of any meeting of stockholders shall be given:

                  (i)   if mailed, when deposited in the United States mail,
                        postage prepaid, directed to the stockholder at his or
                        her address as it appears on the corporation's records;
                        or

                  (ii)  if electronically transmitted as provided in Section 9.1 of these bylaws.

            An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.7         QUORUM

            The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the

                                        3

transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting, without notice other than announcement at the meeting, until a quorum is present or represented in accordance with Section 2.7 of these bylaws.

            When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

            If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8         ADJOURNED MEETING; NOTICE

            When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof and the means of remote communication if any by which stockholders and proxy holders may be deemed present in person and vote at such meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9         VOTING

            The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General
Corporation Law of the State of Delaware (the "DGCL") (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

            Except as may be otherwise provided in the certificate of
incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

            Notwithstanding the foregoing, if the stockholders of the
corporation are entitled to cumulate their votes in the election of directors, each such stockholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes that such stockholder normally is entitled to cast) only if the candidates' names have been properly placed in nomination (in accordance with these bylaws) prior to

                                       4

commencement of the voting, and the stockholder requesting cumulative voting has given notice prior to commencement of the voting of the stockholder's intention to cumulate votes. If cumulative voting is properly requested, each holder of stock, or of any class or classes or of a series or series thereof, who elects to cumulate votes shall be entitled to as many votes as equals the number of votes that (absent this provision as to cumulative voting) he or she would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected by him, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as he or she may see fit.

2.10        STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

            Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

            Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with
Section 228 of the DGCL.

2.11        RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

            For purposes of determining the stockholders entitled to notice of any meeting or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty
(60) days prior to any other such action, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

            If the board or directors does not so fix a record date:

                  (i)   The record date for determining stockholders entitled to
                        notice of or to vote at a meeting of stockholders shall
                        be at the close of business on the day next preceding
                        the day on which notice is given, or, if notice is
                        waived, at the close of business on the day next
                        preceding the day on which the meeting is held.

                                       5

                  (ii)  The record date for determining stockholders entitled to express consent to corporate action in writing without a
                        meeting, when no prior action by the board of directors
                        is necessary, shall be the day on which the first
                        written consent is expressed.

                  (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the
                        day on which the board of directors adopts the
                        resolution relating thereto.

            A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

            The record date for any other purpose shall be as provided in
Section 8.1 of these bylaws.

2.12        PROXIES

            Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section
212 of the DGCL.

2.13        ORGANIZATION

            The chief executive officer, or in the absence of the chief executive officer, the chairman of the board, or, in the absence of the chief executive officer and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the chief executive officer, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14        LIST OF STOCKHOLDERS ENTITLED TO VOTE

            The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.
The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, (i) on a reasonably accessible electronic network, provided that

                                       6

the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation's principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.15        WAIVER OF NOTICE

            Whenever notice is required to be given under any provision of the
DGCL or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

                                  ARTICLE III

                                    DIRECTORS

3.1         POWERS

            Subject to the provisions of the DGCL and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2         NUMBER OF DIRECTORS

            The authorized number of directors shall be determined from time to time by resolution of the board of directors, provided the board of directors shall consist of at least three members. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

                                       7

3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS

            Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until such director's earlier death, resignation or removal.

            All elections of directors shall be by written ballot, unless otherwise provided in the certificate of incorporation; if authorized by the board of directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized.

3.4         RESIGNATION AND VACANCIES

            Any director may resign effective on giving written notice to the chairman of the board, the chief executive officer, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

            Unless otherwise provided in the certificate of incorporation or these bylaws:

                  (i)   Vacancies and newly created directorships resulting from
                        any increase in the authorized number of directors
                        elected by all of the stockholders having the right to
                        vote as a single class may be filled by a majority of
                        the directors then in office, although less than a
                        quorum, or by a sole remaining director.

                  (ii)  Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more
                        directors by the provisions of the certificate of
                        incorporation, vacancies and newly created directorships
                        of such class or classes or series may be filled by a
                        majority of the directors elected by such class or
                        classes or series thereof then in office, or by a sole
                        remaining director so elected.

            If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

                                       8

            If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General
Corporation Law of Delaware as far as applicable.

3.5         REMOVAL OF DIRECTORS

            Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the outstanding shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

3.6         PLACE OF MEETINGS; MEETINGS BY TELEPHONE

            Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation.
Special meetings of the board may be held at any place within or outside the
State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

            Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

3.7         REGULAR MEETINGS

            Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

3.8         SPECIAL MEETINGS; NOTICE

            Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the chief executive officer, any vice president, the secretary or any two directors.

            Notice of the time and place of special meetings shall be:

                                       9

                  (i)   delivered personally by hand, by courier or by
                        telephone;

                  (ii)  sent by United States first-class mail, postage prepaid;

                  (iii) sent by facsimile; or

                  (iv)  sent by electronic mail,

directed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation's records.

            If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation's principal executive office) nor the purpose of the meeting.

3.9         QUORUM

            At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

            A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

3.10        WAIVER OF NOTICE

            Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.11        ADJOURNMENT

            A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

                                       10

3.12        NOTICE OF ADJOURNMENT

            Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four
(24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in
Section 3.8 of these bylaws, to the directors who were not present at the time of the adjournment.

3.13        BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

            Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting, provided that all members of the board or committee, as the case may be, individually or collectively consent in writing or by electronic transmission to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent (whether in writing or by electronic transmission) and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors or committee.

3.14        FEES AND COMPENSATION OF DIRECTORS

            Unless otherwise restricted by the certificate of incorporation or these by-laws, directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section
3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

                                   ARTICLE IV

                                   COMMITTEES

4.1         COMMITTEES OF DIRECTORS

            The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of one or more directors. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i)
approve or adopt, or recommend to the stockholders, any action or matter

                                       11

expressly required by the DGCL to be submitted to stockholders for approval, or
(ii) adopt, amend or repeal any bylaw of the corporation.

4.2         MEETINGS AND ACTION OF COMMITTEES

            Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.7
(regular meetings), Section 3.8 (special meetings; notice), Section 3.9
(quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment), Section
3.12 (notice of adjournment) and Section 3.13 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.3         COMMITTEE MINUTES

            Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                    OFFICERS

5.1         OFFICERS

            The officers of the corporation shall be a chief executive officer and a secretary. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a president, one or more vice presidents
(however denominated), one or more assistant secretaries, a treasurer and one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2         APPOINTMENT OF OFFICERS

            The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

                                       12

5.3         SUBORDINATE OFFICERS

            The board of directors may appoint, or may empower the chief executive officer or, in the absence of a chief executive officer, the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4         REMOVAL AND RESIGNATION OF OFFICERS

            Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

            Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5         VACANCIES IN OFFICES

            A vacancy in any office of the corporation shall be filled by the board of directors or as provided in Section 5.2 or Section 5.3 as the case may
be.

5.6         CHAIRMAN OF THE BOARD

            The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no chief executive officer, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7         CHIEF EXECUTIVE OFFICER

            Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. The chief executive officer shall see that all orders and resolutions of the board of directors are carried into effect. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the

                                       13

office of chief executive officer of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.8         PRESIDENT

            In the absence or disability of the chief executive officer, a president shall perform all the duties of the chief executive officer. When acting as the chief executive officer, a president shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer. A president shall have such other powers and perform such other duties as from time to time may be prescribed for him by the board of directors, these bylaws, the chief executive officer or the chairperson of the board of directors.

5.9         VICE PRESIDENTS

            In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the chief executive officer, or in the absence of a chief executive officer, the president or the chairman of the board.

5.10        SECRETARY

            The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors'
meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

            The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

            The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

                                       14

5.11        CHIEF FINANCIAL OFFICER

            The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

            The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer, or in the absence of a chief executive officer, the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

            The chief financial officer may be the treasurer of the corporation.

5.12        TREASURER

            The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

            The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as the board of directors may designate. The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer or, in the absence of a chief executive officer, one or more of the president and directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.13        ASSISTANT SECRETARY

            The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

5.14        ASSISTANT TREASURER

            The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or in the event of the chief financial officer's inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as may be prescribed by the board of directors or these bylaws.

5.15        REPRESENTATION OF SHARES OF OTHER CORPORATIONS

            The chairman of the board of directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant

                                       15

secretary of this corporation, or any other person authorized by the board of directors, the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.16        AUTHORITY AND DUTIES OF OFFICERS

            In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

6.1         INDEMNIFICATION OF DIRECTORS AND OFFICERS

            The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer"
of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

            The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

            The corporation shall pay the expenses (including attorney's fees)
incurred by a director or officer of the corporation entitled to indemnification

                                       16

hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

            The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's certificate of incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

            Any repeal or modification of the foregoing provisions of this
Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2         INDEMNIFICATION OF OTHERS

            The corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as the same now exists or may hereafter be amended, any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this
Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3         INSURANCE

            The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

6.4         OTHER INDEMNIFICATION.

            The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification

                                       17

from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

                                  ARTICLE VII

                               RECORDS AND REPORTS

7.1         MAINTENANCE AND INSPECTION OF RECORDS

            The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

            Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2         INSPECTION BY DIRECTORS

            Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The
Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3         CERTIFICATION AND INSPECTION OF BYLAWS

            The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                       18

                                  ARTICLE VIII

                                 GENERAL MATTERS

8.1         RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

            For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

            If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

8.2         CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

            From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3         CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED

            The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4         STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

            The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the chief executive officer or vice-president, and

                                       19

by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

            Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

            The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5         SPECIAL DESIGNATION ON CERTIFICATES

            If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6         LOST CERTIFICATES

            Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require;
the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim

                                       20

that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7         DIVIDENDS.

            The board of directors, subject to any restrictions contained in either (i) the DGCL, or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

            The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

8.8         FISCAL YEAR.

            The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

8.9         SEAL.

            The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.10        STOCK TRANSFER AGREEMENTS.

            The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

8.11        REGISTERED STOCKHOLDERS.

            The corporation:

                  (i)   shall be entitled to recognize the exclusive right of a
                        person registered on its books as the owner of shares to
                        receive dividends and to vote as such owner;

                  (ii)  shall be entitled to hold liable for calls and
                        assessments the person registered on its books as the
                        owner of shares; and

                  (iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part
                        of another person, whether or not it shall have express
                        or other notice thereof, except as otherwise provided by
                        the laws of the State of Delaware.

                                       21

8.12        WAIVER OF NOTICE.

            Whenever notice is required to be given under any provision of the
DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

8.13        TRANSFER AGENTS AND REGISTRARS

            The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

8.14        CONSTRUCTION; DEFINITIONS

            Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                   ARTICLE IX

                        NOTICE BY ELECTRONIC TRANSMISSION

9.1         NOTICE BY ELECTRONIC TRANSMISSION.

            Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

                  (i)   the corporation is unable to deliver by electronic
                        transmission two consecutive notices given by the
                        corporation in accordance with such consent; and

                                       22

                  (ii)  such inability becomes known to the secretary or an
                        assistant secretary of the corporation or to the
                        transfer agent, or other person responsible for the
                        giving of notice.

            However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

            Any notice given pursuant to the preceding paragraph shall be deemed given:

                  (i)   if by facsimile telecommunication, when directed to a
                        number at which the stockholder has consented to receive
                        notice;

                  (ii)  if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to
                        receive notice;

                  (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific
                        posting, upon the later of (A) such posting and (B) the
                        giving of such separate notice; and

                  (iv)  if by any other form of electronic transmission, when directed to the stockholder.

            An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

9.2         DEFINITION OF ELECTRONIC TRANSMISSION.

            An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

9.3         INAPPLICABILITY.

            Notice by a form of electronic transmission shall not apply to
Sections 164, 296, 311, 312 or 324 of the DGCL.

                                   ARTICLE X

                                   AMENDMENTS

            The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

                                       23

            Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                                       24

                                                                       EXHIBIT 4

                            THE 2004 FLORIDA STATUTES
                       TITLE XXXVI: BUSINESS ORGANIZATIONS
                            CHAPTER 607: CORPORATIONS

607.1301 APPRAISAL RIGHTS;  DEFINITIONS.--THE FOLLOWING DEFINITIONS APPLY TO SS.
607.1302-607.1333:

(1) "Affiliate"  means a person that directly or indirectly  through one or more intermediaries  controls,  is  controlled  by, or is under  common  control with
another  person  or  is  a  senior  executive   thereof.   For  purposes  of  s.
607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial  shareholder"  means a person  who is the  beneficial  owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3) "Corporation" means the issuer of the shares held by a shareholder demanding appraisal  and,  for  matters  covered in ss.  607.1322-607.1333,  includes  the surviving entity in a merger.

(4) "Fair value" means the value of the corporation's shares determined:

(a) Immediately  before the  effectuation  of the corporate  action to which the shareholder objects.

(b) Using  customary and current  valuation  concepts and  techniques  generally employed  for similar  businesses  in the context of the  transaction  requiring appraisal,  excluding any  appreciation  or  depreciation in anticipation of the corporate  action unless  exclusion  would be inequitable to the corporation and its remaining shareholders.

(5) "Interest"  means  interest from the effective date of the corporate  action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred  shares"  means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) "Record shareholder" means the person in whose name shares are registered in the records of the  corporation or the beneficial  owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior  executive"  means the chief  executive  officer,  chief  operating officer,  chief financial  officer,  or anyone in charge of a principal business unit or function.

(9) "Shareholder" means both a record shareholder and a beneficial shareholder.

607.1302  RIGHT OF SHAREHOLDERS TO APPRAISAL.--

(1) A shareholder is entitled to appraisal rights,  and to obtain payment of the fair value of that  shareholder's  shares,  in the event of any of the following corporate actions:

(a)  Consummation of a merger to which the corporation is a party if shareholder approval  is  required  for the merger by s.  607.1103  and the  shareholder  is entitled to vote on the merger or if the  corporation  is a  subsidiary  and the merger is governed by s. 607.1104;

(b)  Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the  exchange,  except that  appraisal  rights  shall not be available to any shareholder of the corporation  with respect to any class or series of shares of the corporation that is not exchanged;

(c)  Consummation  of a  disposition  of assets  pursuant to s.  607.1202 if the shareholder  is  entitled  to  vote  on the  disposition,  including  a sale  in dissolution  but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially  all of the net proceeds of the sale will be  distributed  to the  shareholders  within 1 year after the date of sale;

(d)  Any  other  amendment  to the  articles  of  incorporation,  merger,  share exchange,  or  disposition  of assets to the extent  provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board  resolution  providing  for  appraisal  rights  may be amended or otherwise altered except by shareholder approval; or

(e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003,  including any shares  within that class  subsequently authorized by amendment,  any amendment of the articles of  incorporation if the shareholder  is entitled to vote on the  amendment and if such  amendment  would adversely affect such shareholder by:

1. Altering or abolishing  any preemptive  rights  attached to any of his or her shares;

2.  Altering or  abolishing  the voting  rights  pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange,  cancellation,  or  reclassification  would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the  corporation,  or  effecting  a  reduction  or  cancellation  of  accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the  shareholder's  redeemable shares,  altering or abolishing  any provision  relating to any sinking fund for the redemption or purchase of any of his or her shares,  or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5.  Making  noncumulative,  in  whole  or in  part,  dividends  of  any  of  the shareholder's preferred shares which had theretofore been cumulative;

                                       2

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated  preferential  amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2)  Notwithstanding  subsection (1), the availability of appraisal rights under paragraphs  (1)(a),  (b), (c), and (d) shall be limited in  accordance  with the following provisions:

(a)  Appraisal  rights shall not be  available  for the holders of shares of any class or series of shares which is:

1.  Listed on the New York Stock  Exchange  or the  American  Stock  Exchange or
designated as a national  market  system  security on an  interdealer  quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or  designated,  but has at least  2,000  shareholders  and the outstanding  shares of such class or series have a market  value of at least $10 million, exclusive of the value of such shares held by its subsidiaries,  senior executives,  directors,  and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record  date fixed to  determine  the  shareholders  entitled  to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on  which  the  board of  directors  adopts  the  resolution  recommending  such corporate action.

(c)  Paragraph  (a)  shall  not be  applicable  and  appraisal  rights  shall be available  pursuant to subsection  (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d)  Paragraph  (a)  shall  not be  applicable  and  appraisal  rights  shall be available  pursuant to subsection  (1) for the holders of any class or series of shares if:

1. Any of the  shares  or  assets  of the  corporation  are  being  acquired  or converted,  whether by merger,  share  exchange,  or otherwise,  pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action  requiring  appraisal rights was, the beneficial  owner of 20 percent or more of the voting power of the  corporation, excluding any shares acquired  pursuant to an offer for all shares having voting power if such  offer  was  made  within 1 year  prior  to the  corporate  action requiring  appraisal  rights for  consideration  of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

                                       3

b. Directly or indirectly  has, or at any time in the 1-year period  immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the  appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the  shares  or  assets  of the  corporation  are  being  acquired  or converted,  whether by merger,  share exchange,  or otherwise,  pursuant to such corporate action by a person, or by an affiliate of a person,  who is, or at any time in the  1-year  period  immediately  preceding  approval  by the  board  of directors  of the  corporate  action  requiring  appraisal  rights was, a senior executive or director of the corporation or a senior  executive of any affiliate thereof,  and that senior executive or director will receive, as a result of the
corporate  action,  a  financial  benefit  not  generally   available  to  other
shareholders as such, other than:

a.  Employment,   consulting,   retirement,   or  similar  benefits  established
separately and not as part of or in contemplation of the corporate action;

b.  Employment,  consulting,  retirement,  or similar  benefits  established  in contemplation  of,  or as part  of,  the  corporate  action  that  are not  more favorable than those existing before the corporate action or, if more favorable, that have been  approved on behalf of the  corporation  in the same manner as is provided in s. 607.0832; or

c. In the case of a  director  of the  corporation  who will,  in the  corporate action, become a director of the acquiring entity in the corporate action or one of its  affiliates,  rights and benefits as a director  that are provided on the same  basis  as  those  afforded  by the  acquiring  entity  generally  to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only,  the term  "beneficial  owner" means any person who, directly or indirectly,  through any contract,  arrangement,  or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange  shall  not be  deemed  to be a  beneficial  owner of  securities  held directly or  indirectly by it on behalf of another  person  solely  because such member is the  recordholder of such securities if the member is precluded by the rules of such exchange from voting without  instruction on contested  matters or matters that may affect substantially the rights or privileges of the holders of the  securities to be voted.  When two or more persons agree to act together for the purpose of voting their shares of the corporation,  each member of the group formed thereby shall be deemed to have acquired beneficial ownership,  as of the date of such  agreement,  of all voting shares of the  corporation  beneficially owned by any member of the group.

(3)  Notwithstanding  any other  provision  of this  section,  the  articles  of incorporation  as  originally  filed  or any  amendment  thereto  may  limit  or eliminate  appraisal rights for any class or series of preferred shares, but any such  limitation  or  elimination  contained  in an amendment to the articles of incorporation that limits or eliminates  appraisal rights for any of such shares that are outstanding  immediately  prior to the effective date of such amendment or that the  corporation  is or may be  required  to  issue  or sell  thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective  date of such  amendment  shall not apply to any corporate  action

                                       4

that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A  shareholder  entitled  to  appraisal  rights  under this  chapter may not challenge a completed  corporate action for which appraisal rights are available unless such corporate action:

(a) Was not  effectuated in accordance  with the  applicable  provisions of this section or the  corporation's  articles of  incorporation,  bylaws,  or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

                                       5

607.1303  ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS.--

(1) A record  shareholder may assert  appraisal  rights as to fewer than all the shares  registered  in the record  shareholder's  name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the  class or  series  owned by the  beneficial  shareholder  and  notifies  the corporation in writing of the name and address of each beneficial shareholder on whose  behalf  appraisal  rights  are  being  asserted.  The  rights of a record shareholder  who  asserts  appraisal  rights for only part of the shares held of record  in  the  record  shareholder's  name  under  this  subsection  shall  be determined as if the shares as to which the record  shareholder  objects and the record  shareholder's  other  shares were  registered  in the names of different record shareholders.

(2) A beneficial  shareholder  may assert  appraisal  rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record  shareholder's  written consent to the
assertion   of  such   rights  no  later  than  the  date   referred  to  in  s.
607.1322(2)(b)2.

(b)  Does so with  respect  to all  shares  of the  class  or  series  that  are beneficially owned by the beneficial shareholder.

                                       6

607.1320  NOTICE OF APPRAISAL RIGHTS.--

(1) If proposed  corporate action described in s. 607.1302(1) is to be submitted to a vote at a  shareholders'  meeting,  the meeting  notice must state that the corporation has concluded that  shareholders are, are not, or may be entitled to assert  appraisal rights under this chapter.  If the corporation  concludes that appraisal rights are or may be available,  a copy of ss.  607.1301-607.1333 must accompany  the meeting  notice  sent to those  record  shareholders  entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104,  the parent  corporation must notify in writing all record  shareholders  of the  subsidiary  who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate  action became effective and include the materials described in s. 607.1322.

(3) If the  proposed  corporate  action  described  in s.  607.1302(1)  is to be approved  other  than by a  shareholders'  meeting,  the notice  referred  to in subsection  (1) must be sent to all  shareholders  at the time that consents are first solicited  pursuant to s. 607.0704,  whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

                                       7

607.1321  NOTICE OF INTENT TO DEMAND PAYMENT.--

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation  before the vote is taken, or within 20 days after receiving the notice  pursuant to s.  607.1320(3) if action is to be taken without a shareholder  meeting,  written notice of the  shareholder's  intent to demand payment if the proposed action is effectuated.

(b) Must not vote,  or cause or permit to be voted,  any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

                                       8

607.1322  APPRAISAL NOTICE AND FORM.--

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1)
becomes  effective,  the corporation must deliver a written appraisal notice and form  required  by  paragraph  (2)(a)  to all  shareholders  who  satisfied  the requirements  of s.  607.1321.  In the case of a merger under s.  607.1104,  the parent  must  deliver  a  written  appraisal  notice  and  form  to  all  record shareholders who may be entitled to assert appraisal rights.

(2) The  appraisal  notice must be sent no earlier  than the date the  corporate action became effective and no later than 10 days after such date and must:

(a)  Supply a form that  specifies  the date that the  corporate  action  became effective and that provides for the shareholder to state:

1.  The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3.  That the shareholder did not vote for the transaction.

4.  Whether  the  shareholder  accepts  the  corporation's  offer as  stated  in subparagraph (b)4.

5. If the offer is not accepted,  the shareholder's  estimated fair value of the shares  and a demand  for  payment  of the  shareholder's  estimated  value plus interest.

(b)  State:

1. Where the form must be sent and where  certificates for  certificated  shares must be deposited  and the date by which those  certificates  must be deposited, which date may not be earlier  than the date for  receiving  the  required  form under subparagraph 2.

2. A date by which the corporation  must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the  subsection (1) appraisal notice and form are sent, and state that the  shareholder  shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3.  The corporation's estimate of the fair value of the shares.

4. An offer to each  shareholder who is entitled to appraisal  rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5.  That,  if  requested  in  writing,  the  corporation  will  provide  to  the
shareholder  so  requesting,   within  10  days  after  the  date  specified  in
subparagraph  2.,  the  number  of  shareholders  who  return  the  forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw  under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c)  Be accompanied by:

                                       9

1.  Financial  statements  of the  corporation  that  issued  the  shares  to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income  statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2.  A copy of ss. 607.1301-607.1333.

                                       10

607.1323  PERFECTION OF RIGHTS; RIGHT TO WITHDRAW.--

(1) A  shareholder  who wishes to exercise  appraisal  rights  must  execute and return  the  form  received  pursuant  to s.  607.1322(1)  and,  in the  case of certificated shares,  deposit the shareholder's  certificates in accordance with the terms of the notice by the date  referred  to in the notice  pursuant  to s.
607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in  the  case  of  uncertificated  shares,  returns  the  executed  forms,  that shareholder loses all rights as a shareholder,  unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless  decline to exercise  appraisal  rights and  withdraw  from the  appraisal  process by so notifying  the  corporation  in writing  by the date set forth in the  appraisal notice  pursuant to s.  607.1322(2)(b)6.  A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A  shareholder  who does not execute and return the form and, in the case of certificated shares,  deposit that shareholder's share certificates if required, each by the date set forth in the notice  described in subsection (2), shall not be entitled to payment under this chapter.

                                       11

607.1324  SHAREHOLDER'S ACCEPTANCE OF CORPORATION'S OFFER.--

(1) If the shareholder  states on the form provided in s.  607.1322(1)  that the shareholder  accepts  the  offer  of the  corporation  to pay the  corporation's estimated fair value for the shares,  the corporation shall make such payment to the shareholder within 90 days after the corporation's  receipt of the form from the shareholder.

(2) Upon payment of the agreed value,  the  shareholder  shall cease to have any interest in the shares.

                                       12

607.1326  PROCEDURE IF SHAREHOLDER IS DISSATISFIED WITH OFFER.--

(1) A shareholder who is dissatisfied with the corporation's  offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that  shareholder's  estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A  shareholder  who fails to  notify  the  corporation  in  writing  of that shareholder's  demand to be paid the  shareholder's  stated estimate of the fair value plus interest  under  subsection  (1) within the timeframe set forth in s.
607.1322(2)(b)2. waives the right to demand payment under this section and shall be  entitled  only to the  payment  offered by the  corporation  pursuant  to s.
607.1322(2)(b)4.

                                       13

607.1330  COURT ACTION.--

(1) If a shareholder  makes demand for payment  under s. 607.1326  which remains unsettled,  the  corporation  shall  commence a proceeding  within 60 days after receiving the payment  demand and petition the court to determine the fair value of the shares and accrued  interest.  If the  corporation  does not commence the proceeding  within  the 60-day  period,  any  shareholder  who has made a demand pursuant  to s.  607.1326  may  commence  the  proceeding  in  the  name  of the corporation.

(2) The proceeding shall be commenced in the appropriate  court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located.  If the  corporation is a foreign  corporation  without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation  merged with the foreign  corporation was located at the time of the transaction.

(3) All  shareholders,  whether or not  residents of this state,  whose  demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding  upon each  shareholder  party who is a resident of this state in the manner  provided by law for the service of a summons and complaint and upon each nonresident  shareholder party by registered or certified mail or by publication as provided by law.

(4) The  jurisdiction  of the court in which the  proceeding is commenced  under subsection (2) is plenary and exclusive.  If it so elects, the court may appoint one or more persons as appraisers  to receive  evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order  appointing  them or in any amendment to the order.  The  shareholders demanding  appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each  shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such  shareholder's  shares,  plus interest,  as found by the court.

(6) The corporation  shall pay each such  shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

                                       14

607.1331  COURT COSTS AND COUNSEL FEES.--

(1) The  court in an  appraisal  proceeding  shall  determine  all  costs of the proceeding,  including the  reasonable  compensation  and expenses of appraisers
appointed  by  the  court.   The  court  shall  assess  the  costs  against  the
corporation,  except that the court may assess costs  against all or some of the shareholders demanding appraisal,  in amounts the court finds equitable,  to the extent the court finds such shareholders acted arbitrarily,  vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal  proceeding  may also assess the fees and expenses of counsel and experts for the  respective  parties,  in amounts the court finds equitable:

(a) Against the  corporation and in favor of any or all  shareholders  demanding appraisal if the court finds the corporation did not  substantially  comply with
ss. 607.1320 and 607.1322; or

(b) Against either the  corporation  or a shareholder  demanding  appraisal,  in favor of any other  party,  if the court finds that the party  against  whom the fees and expenses are assessed acted  arbitrarily,  vexatiously,  or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal  proceeding  finds that the services of counsel for any shareholder were of substantial benefit to other shareholders  similarly situated,  and that the fees for those services  should not be assessed  against the corporation,  the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation  fails to make a required  payment pursuant to
s. 607.1324,  the  shareholder  may sue directly for the amount owed and, to the extent  successful,  shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

                                       15

607.1332  DISPOSITION OF ACQUIRED SHARES.--

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the  judgment  entered  therefor,  as provided in this chapter,  may be held and  disposed of by such  corporation  as  authorized  but unissued  shares of the  corporation,  except  that,  in the case of a merger or share exchange,  they may be held and disposed of as the plan of merger or share exchange otherwise provides.  The shares of the surviving corporation into which the  shares of such  shareholders  demanding  appraisal  rights  would have been converted  had they  assented to the merger shall have the status of  authorized but unissued shares of the surviving corporation.

                                       16

607.1333  LIMITATION ON CORPORATE PAYMENT.--

(1) No payment shall be made to a shareholder  seeking  appraisal  rights if, at the  time of  payment,  the  corporation  is  unable  to meet  the  distribution standards  of s.  607.06401.  In  such  event,  the  shareholder  shall,  at the shareholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated,  be subordinated to the rights of creditors of the corporation,  but have rights superior to the shareholders not asserting  appraisal rights, and if it is not liquidated,  retain his or her right to be paid for the shares,  which right the corporation  shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The  shareholder  shall  exercise  the  option  under  paragraph  (1)(a)  or paragraph (b) by written notice filed with the corporation  within 30 days after the  corporation  has given written notice that the payment for shares cannot be made because of the  restrictions of this section.  If the shareholder  fails to exercise the option,  the  shareholder  shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

                                       17